  As filed with the Securities and Exchange Commission on March 25, 2002


================================================================================

                                                     1933 Act File No. 333-71922

                                                     1940 Act File No. 811-10551


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-2

                       (Check appropriate box or boxes)



[ ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X] Pre-Effective Amendment No. 2


[ ]  Post-Effective Amendment No. _

          and


[ ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]  Amendment No. 2



              Nuveen New Jersey Dividend Advantage Municipal Fund 2
         Exact Name of Registrant as Specified in Declaration of Trust
                333 West Wacker Drive, Chicago, Illinois 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                                (800) 257-8787
              Registrant's Telephone Number, including Area Code

                             Gifford R. Zimmerman
                         Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
                         Copies of Communications to:

    Stacy H. Winick           Thomas S. Harman             Cynthia Cobden
 Bell, Boyd & Lloyd LLC  Morgan, Lewis & Bockius LLP  Simpson Thacher & Bartlett
    70 W. Madison St.        1800 M Street, N.W           425 Lexington Ave.
    Chicago, IL 60602      Washington, D.C. 20036         New York, NY 10017

                 Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

                             --------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [X] when declared effective pursuant to section 8(c)

                             --------------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


=====================================================================================================================
                                                                               Proposed Maximum
   Title of Securities Being          Amount           Proposed Maximum       Aggregate Offering      Amount of
          Registered             Being Registered   Offering Price Per Unit       Price (1)        Registration Fee(2)
----------------------------------------------------------------------------------------------------------------------
Common Shares, $0.01 par value   4,800,000 Shares           $15.00                72,000,000             6,624
======================================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee.


(2) $1,380.00 of which previously has been paid.


     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                SUBJECT TO COMPLETION, DATED            , 2002


PROSPECTUS

                                         Shares


[LOGO] Nuveen Logo
                               Nuveen New Jersey
                      Dividend Advantage Municipal Fund 2

                                 Common Shares
                               $15.00 per share

                                 -------------

   Investment Objectives. The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objectives are:
   . to provide current income exempt from regular federal and New Jersey income tax; and
   . to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

   Portfolio Contents. Under normal circumstances, the Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and New Jersey income taxes. Under normal circumstances, the Fund expects to be fully invested in such tax-exempt municipal bonds. Through March 31, 2003, the Fund may invest in municipal bonds that are exempt from regular federal income tax but not from New Jersey income tax, provided that no more than 10% of the Fund's investment income during that time may be derived from investments in those bonds. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by the Fund's investment adviser. The Fund cannot assure you that it will achieve its investment objectives.

   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The common shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is expected to be ''NUJ.''

                                 -------------

   Investing in common shares involves certain risks. See "Risks" beginning on page 18.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------

                                                         Per Share Total
                                                         --------- -----
       Public Offering Price                              $15.000    $
       Sales Load                                         $ 0.675    $
       Proceeds to the Fund(1)                            $14.325    $

--------

(1)Total expenses of issuance and distribution are estimated to be $       .



   The underwriters expect to deliver the common shares to purchasers on or
about            , 2002.


                                 -------------

             Salomon Smith Barney               Nuveen Investments
             A.G. Edwards & Sons, Inc.       Prudential Securities
                                  UBS Warburg
             Gruntal & Co., L.L.C.     Janney Montgomery Scott LLC
             Raymond James                     RBC Capital Markets
                              Wachovia Securities


            , 2002

   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference.
A Statement of Additional Information, dated            , 2002 and as may be
supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 38 of this Prospectus, by calling (800) 257-8787 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).


   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


   The underwriters named in this Prospectus may purchase up to additional common shares from the Fund under certain circumstances.

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                                 -------------

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
       Prospectus Summary...........................................   4
       Summary of Fund Expenses.....................................  10
       The Fund.....................................................  12
       Use of Proceeds..............................................  12
       The Fund's Investments.......................................  12
       MuniPreferred Shares and Leverage............................  15
       Risks........................................................  18
       How the Fund Manages Risk....................................  22
       Management of the Fund.......................................  23
       Net Asset Value..............................................  25
       Distributions................................................  25
       Dividend Reinvestment Plan...................................  25
       Description of Shares........................................  26
       Certain Provisions in the Declaration of Trust...............  29
       Repurchase of Fund Shares; Conversion to Open-End Fund.......  30
       Tax Matters..................................................  31
       Other Matters................................................  33
       Underwriting.................................................  34
       Custodian and Transfer Agent.................................  37
       Legal Opinions...............................................  37
       Table of Contents for the Statement of Additional Information  38

                                 -------------

   Until            , 2002 (25 days after the date of this Prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information.

The Fund..............   Nuveen New Jersey Dividend Advantage Municipal Fund 2
                           (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund is designed to provide tax benefits to investors who are residents of New Jersey. See "The Fund."

The Offering..........   The Fund is offering           common shares of
                           beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters") led by Salomon Smith Barney Inc., Nuveen Investments ("Nuveen"), A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, UBS Warburg LLC, First Union Securities, Inc., Gruntal & Co. L.L.C., Janney Montgomery Scott LLC, Raymond James & Associates, Inc. and RBC Dain Rauscher, Inc. The common shares of beneficial interest are called "Common Shares" in the rest of this Prospectus. You must purchase at least 100 Common Shares. The Fund has given the Underwriters an option to purchase up to additional Common Shares to cover orders in excess
                           of           Common Shares. See "Underwriting."
                           Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

Investment Objectives.   The Fund's investment objectives are to provide
                           current income exempt from regular federal and New Jersey income tax and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Under normal circumstances, the Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and New Jersey income taxes. Under normal circumstances, the Fund expects to be fully invested in such tax-exempt municipal bonds. Through March 31, 2003, the Fund may invest in municipal bonds that are exempt from regular federal income tax but not from New Jersey income tax ("Out of State Bonds"), provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Bonds. The Fund will invest at least 80% of its net assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Corporation, a division of The McGraw Hill Companies ("S&P") or Fitch Ratings ("Fitch")), or bonds that are unrated but judged to be of comparable quality by the Fund's investment adviser. The Fund may invest up to 20% of its net assets in municipal bonds that, at the time of investment, are rated

                           Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by the Fund's investment adviser. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments."

Special Considerations   If the Fund invests in Out of State Bonds, a portion
                           of your dividends will be subject to New Jersey income taxes. The Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax. If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. In addition, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income, and capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

Proposed Offering of
MuniPreferred(R) Shares  Subject to market conditions approximately one to three months after completion of this offering, the Fund intends to offer preferred shares of beneficial interest ("MuniPreferred Shares") representing approximately 35% of the Fund's capital after their issuance. The issuance of MuniPreferred Shares will leverage your investment in Common Shares. Leverage involves special risks. There is no assurance that the Fund will issue MuniPreferred Shares or that, if issued, the Fund's leveraging strategy will be successful. See "Risks--Leverage Risk." The money the Fund obtains by selling the MuniPreferred Shares will be invested in long-term municipal bonds, which generally will pay fixed rates of interest over the life of the bond. The MuniPreferred Shares will pay dividends based on shorter-term rates, which will be reset frequently. So long as the rate of return, net of applicable Fund expenses, on the long-term bonds purchased by the Fund exceeds MuniPreferred Share dividend rates as reset periodically, the investment of the proceeds of the MuniPreferred Shares will generate more income than will be needed to pay dividends on the MuniPreferred Shares. If so, the excess will be used to pay higher dividends to holders of Common Shares ("Common Shareholders"). However, the Fund cannot assure you that the issuance of MuniPreferred Shares will result in a higher yield on your Common Shares. Once MuniPreferred Shares are issued, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See "MuniPreferred Shares and Leverage" and "Description of Shares--MuniPreferred Shares."

Investment Adviser....   Nuveen Advisory Corp. ("Nuveen Advisory") will be the
                           Fund's investment adviser. Nuveen Advisory will receive an annual fee, payable monthly, in a maximum amount equal to .65% of the Fund's average daily net assets (including assets attributable to any MuniPreferred Shares that may be outstanding), with lower fee levels for assets that exceed $125 million. Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily net assets of the Fund for the first five full years of the Fund's operations (through March 31, 2007), and for a declining amount for an additional five years (through March 31, 2012). Nuveen Advisory is a wholly owned subsidiary of The John Nuveen Company. See "Management of the Fund."

Distributions.........   Commencing with the Fund's first dividend, the Fund
                           intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund. The Fund's ability to maintain a level Common Share dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred Shares. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on any outstanding MuniPreferred Shares). In addition, at least annually, the Fund intends to distribute net capital gain and taxable ordinary income, if any, to you so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any MuniPreferred Shares. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. You may elect to automatically reinvest some or all of your distributions in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."

Listing...............   The Common Shares have been approved for listing on
                           the American Stock Exchange, subject to notice of issuance. See "Description of Shares--Common Shares." The trading or "ticker" symbol of the Common Shares is expected to be "NUJ."

Custodian.............   JPMorgan Chase Bank will serve as custodian of the
                           Fund's assets. See "Custodian and Transfer Agent."

Market Price of Shares   Shares of closed-end investment companies frequently
                           trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of Proceeds." In addition to net asset value, market price may be affected by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality and liquidity and market supply and demand. See "MuniPreferred Shares and Leverage," "Risks," "Description of Shares," "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk
Considerations........   No Operating History.  The Fund is a newly organized,
                           non-diversified, closed-end management investment company with no history of operations.

                         Interest Rate Risk.  Generally, when market interest
                           rates fall, bond prices rise, and vice versa. Interest rate risk is the risk that the municipal bonds in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Conversely, the values of lower-rated and comparable unrated debt securities are less likely than those of investment grade and comparable unrated debt securities to fluctuate inversely with changes in interest rates. Because the Fund will invest primarily in long-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk. See "Risks--Interest Rate Risk."

                         Credit Risk.  Credit risk is the risk that one or more
                           municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. The Fund may invest up to 20% (measured at the time of investment) of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by Nuveen Advisory. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Municipal bonds of below investment grade quality are predominately speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. See "Risks--Credit Risk."

                         Concentration in New Jersey Issuers.  The Fund's
                           policy of investing primarily in municipal obligations of issuers located in New Jersey makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers. See "Risks--Concentration Risk."


                         Leverage Risk.  The use of leverage through the
                           issuance of MuniPreferred Shares creates an opportunity for increased Common Share net income and returns, but also creates special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy will be successful. It is anticipated that MuniPreferred dividends will be based on shorter-term municipal bond rates of return (which would be redetermined periodically, pursuant to an auction process), and that the Fund will invest the proceeds of the MuniPreferred Shares offering in long-term, typically fixed rate, municipal bonds. So long as the Fund's municipal bond portfolio provides a higher rate of return (net of Fund expenses) than the MuniPreferred dividend rate, as reset periodically, the leverage will cause Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long and/or short-term rates rise, the MuniPreferred dividend rate could exceed the rate of return on long-term bonds held by the Fund that were acquired during periods of generally lower interest rates, reducing return to Common Shareholders. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the MuniPreferred Shares (for example, distribution related expenses such as a participation fee paid at what it expects will be an annual rate of 0.25% of MuniPreferred Share liquidation preference to broker-dealers participating in MuniPreferred Share auctions). Leverage creates two major types of risks for Common Shareholders:


                            . the likelihood of greater volatility of net asset value and market price of Common Shares, because changes in the value of the Fund's bond portfolio (including bonds bought with the proceeds of the MuniPreferred Shares offering) are borne entirely by the Common Shareholders; and

                            . the possibility either that Common Share income will fall if the MuniPreferred dividend rate rises, or that Common Share income will fluctuate because the MuniPreferred dividend rate varies.

                           See "Risks--Leverage Risk."

                         Municipal Bond Market Risk.  The amount of public
                           information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices. See "Risks--Municipal Bond Market Risk."

                         Non-Diversification.  Because the Fund is classified
                           as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments" and "Risks--Non-Diversification."


                         Anti-Takeover Provisions.  The Fund's Declaration of
                           Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks--Anti-Takeover Provisions."

                           SUMMARY OF FUND EXPENSES

   The following table assumes the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's capital (after their issuance), and shows Fund expenses both as a percentage of net assets attributable to Common Shares and as a percentage of total net assets.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)        4.50%
Dividend Reinvestment Plan Fees...........................        None(1)

                                                            Percentage of Net
                                                           Assets Attributable
                                                           to Common Shares(2)
                                                           -------------------
Annual Expenses
Management Fees...........................................        1.00%
Other Expenses............................................         .38%

                                                                  ----
Total Annual Expenses.....................................        1.38%
Fee and Expense Reimbursement (Years 1-5).................        (.46%)(3)

                                                                  ----
Total Net Annual Expenses (Years 1-5).....................         .92%(3)

                                                                  ----

--------
(1)You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account.

(2)Stated as percentages of the Fund's total net assets, and again assuming the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's capital (after their issuance), the Fund's expenses would be estimated to be as follows:

                                                                      Percentage
                                                                       of Total
                                                                         Net
                                                                        Assets
                                                                      ----------
Annual Expenses
Management Fees......................................................     .65%
Other Expenses.......................................................     .25%

                                                                         ----
Total Annual Expenses................................................     .90%
Fees and Expense Reimbursement (Years 1-5)...........................    (.30%)(3)

                                                                         ----
Total Net Annual Expenses (Years 1-5)................................     .60%(3)

                                                                         ----

(3)Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily net assets for the first 5 full years of the Fund's operations, .25% of average daily net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10. Without the reimbursement, "Total Net Annual Expenses" would be estimated to be 1.38% of average daily net assets attributable to Common Shares and .90% of average daily net assets. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share (.20% of offering price).

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 3,300,000 Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of .92% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.31% in year 10 and (2) a 5% annual return:(1)

                       1 Year 3 Years 5 Years 10 Years(2)
                       ------ ------- ------- -----------
                        $54     $73     $94      $168

   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
--------

(1)The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The Fund's expenses stated as a percentage of the Fund's total net assets and otherwise based on the assumptions in the example would be: 1 year $51; 3 years
   $63; 5 years $77; and 10 years $127.

(2)Assumes reimbursement of fees and expenses of .25% of average daily net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2012. See "Management of the Fund--Investment Management Agreement."

                                   THE FUND

   The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on April 19, 2001, pursuant to a Declaration governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. The Fund is designed to provide tax benefits to investors who are residents of New Jersey.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately
$           ($           if the Underwriters exercise the over-allotment option
in full) after payment of the estimated organization and offering costs. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet those investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities.

                            THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's investment objectives are:

  . to provide current income exempt from regular federal and New Jersey income tax; and

  . to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that Nuveen Advisory believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

   Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond appears to be consistent with the value of similar bonds. Municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Common Shareholders.

   Under normal circumstances, the Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and New Jersey income taxes. Under normal circumstances, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds. After the completion of the offering through March 31, 2003, the Fund may invest in Out of State Bonds, provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Bonds. The Fund will purchase Out of State Bonds if other suitable investments are not available. Investment in Out of State Bonds would result in a portion of your dividends being subject to New Jersey income taxes. For more information, see the Statement of Additional Information. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by Nuveen Advisory. The Fund may invest up to 20% of its net assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by Nuveen Advisory. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Advisory may consider such factors as Nuveen Advisory's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to the Statement of Additional Information. See "--Municipal Bonds" below for a general description of the economic and credit characteristics of municipal issuers in New Jersey. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See "--Other Investment Companies" and "--Initial Portfolio Composition."

   The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares.

   Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal and New Jersey income taxes. For more information, see the Statement of Additional Information.

   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and MuniPreferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" MuniPreferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--MuniPreferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--MuniPreferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of MuniPreferred Shares.

   If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you because the Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax. Special rules apply to corporate holders. In addition, capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

Municipal Bonds

   Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

   The municipal bonds in which the Fund will invest are generally issued by the State of New Jersey, a municipality in New Jersey, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Advisory to be reliable), is exempt from regular federal and New Jersey income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal bonds issued by United States territories (such as Puerto Rico or Guam) that are exempt from regular federal and New Jersey income taxes. Through March 31, 2003, the Fund also may invest in Out of State Bonds subject to the limitations described under "--Investment Objectives and Policies."

   The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

   The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

When-Issued and Delayed Delivery Transactions

   The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Other Investment Companies

   The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. However, due to current New Jersey tax regulations, the Fund does not currently intend to invest in other investment companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Initial Portfolio Composition

   If current market conditions persist, the Fund expects that approximately 95% of its initial portfolio will consist of investment grade quality municipal bonds, rated as such at the time of investment, meaning that such bonds are rated by national rating agencies within the four highest grades or are unrated but judged to be of comparable quality by Nuveen Advisory (approximately 60% in Aaa/AAA; 15% in Aa/AA; 10% in A; and 10% in Baa/BBB). The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years from the date of purchase by the Fund. See the Statement of Additional Information under "Other Investment Policies and Techniques--Portfolio Trading and Turnover Rate." Subject to market availability, the Fund would likely seek to invest approximately 5% of its initial portfolio in municipal bonds that are, at the time of investment, either rated below investment grade or that are unrated but judged to be of comparable quality by Nuveen Advisory. See "--Investment Objectives and Policies."

                       MUNIPREFERRED SHARES AND LEVERAGE

   Subject to market conditions, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer MuniPreferred Shares representing approximately 35% of the Fund's capital immediately after the issuance of the MuniPreferred Shares.

The MuniPreferred Shares will have complete priority upon distribution of assets over the Common Shares. The issuance of MuniPreferred Shares will leverage the Common Shares. Leverage involves special risks. There is no assurance that the Fund's leveraging strategy will be successful. Although the timing and other terms of the offering of the MuniPreferred Shares will be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds of the MuniPreferred Shares offering in long-term municipal bonds. The MuniPreferred Shares will pay dividends based on shorter-term rates (which would be redetermined periodically by an auction process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the MuniPreferred Shares (after taking expenses into consideration), the leverage will cause you to receive a higher current rate of return than if the Fund were not leveraged.

   Changes in the value of the Fund's bond portfolio (including bonds bought with the proceeds of the MuniPreferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Nuveen Advisory for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the proceeds from the issuance of MuniPreferred Shares.

   For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between the Common Shares and MuniPreferred Shares in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to MuniPreferred Shares (instead of solely tax-exempt income), the Fund will likely have to pay higher total dividends to MuniPreferred Shareholders or make special payments to MuniPreferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the Common Shareholders, but would increase the portion of the dividend that is tax-exempt. On an after-tax basis, Common Shareholders may still be better off than if they had been allocated all of the Fund's net capital gain or other taxable income (resulting in a higher amount of total dividends), but received a lower amount of tax-exempt income. If the increase in dividend payments or the special payments to MuniPreferred Shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the Common Shareholders, the advantage of the Fund's leveraged structure to Common Shareholders will be reduced.

   Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets is at least 200% of such liquidation value. If MuniPreferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem MuniPreferred Shares from time to time to the extent necessary in order to maintain coverage of any MuniPreferred Shares of at least 200%. If the Fund has MuniPreferred Shares outstanding, two of the Fund's trustees will be elected by the holders of MuniPreferred Shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and MuniPreferred Shares voting together as a single class. In the event the Fund failed to pay dividends on MuniPreferred Shares for two years, MuniPreferred Shareholders would be entitled to elect a majority of the trustees of the Fund.

   The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for MuniPreferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Nuveen Advisory from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

   The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.


   Assuming that the MuniPreferred Shares will represent in the aggregate approximately 35% of the Fund's capital and pay dividends at an annual average rate of 2.00%, the incremental income generated by the Fund's portfolio (net of estimated expenses) must exceed .70% in order to cover such dividend payments and other expenses specifically related to the MuniPreferred Shares. It is anticipated that there will be a 5.30% yield on the Fund's investment portfolio, net of expenses. Of course, these numbers are merely estimates, used for illustration. Actual MuniPreferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.



   The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of MuniPreferred Shares representing 35% of the Fund's total capital and the Fund's currently projected annual MuniPreferred Share dividend rate of 2.00%. See "Risks" and "MuniPreferred Shares and Leverage."


Assumed Portfolio Total Return (10.00)% (5.00)%  0.00 % 5.00% 10.00%
Common Share Total Return..... (16.46)% (8.77)% (1.08)% 6.62% 14.31%

   Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on MuniPreferred Shares) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.

   Unless and until MuniPreferred Shares are issued, the Common Shares will not be leveraged and this section will not apply.

                                     RISKS

   The net asset value of the Common Shares will fluctuate with and be affected by, among other things, interest rate risk, credit risk, reinvestment risk and leverage risk, and an investment in Common Shares will be subject to market discount risk, concentration risk, inflation risk and municipal bond market risk, each of which is more fully described below.

   Newly Organized. The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

   Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

   Interest Rate Risk. Interest rate risk is the risk that bonds (and the Fund's net assets) will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's municipal bond holdings. The value of the longer-term bonds in which the Fund generally invests fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Conversely, the values of lower-rated and comparable unrated debt securities are less likely than those of investment grade and comparable unrated debt securities to fluctuate inversely with changes in interest rates. Because the Fund will invest primarily in long-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk.

   Credit Risk. Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by the Fund's investment adviser. Bonds rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and these bonds are commonly referred to as junk bonds. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities.

   Concentration Risk. As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in New Jersey municipal bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal bonds. The information set forth below and the related information in the Statement of Additional Information is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New Jersey. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The State of New Jersey has experienced a slow-down in economic growth and increases in the unemployment rate in calendar year 2001. In addition, the State of New Jersey has indicated that it expects total revenues to be nearly $2.5 billion below its original estimates for its fiscal year ending June 30, 2002. The State's revenues are derived substantially from income and sales taxes, the collections of which have been significantly below estimates as a result of the slowing economy.

   Municipalities and other political subdivisions in New Jersey derive their revenues substantially from real property taxes and state aid. The reductions in the State's revenues may result in a reduction of the amounts available to municipalities and other political subdivisions from state aid.


   General obligation bonds of the State of New Jersey are rated Aa2 by Moody's, AA+ by S&P and AA+ by Fitch. These ratings reflect the State's credit quality, and do not indicate the creditworthiness of other obligations in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current ratings.


   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified. See the Statement of Additional Information for a further discussion of factors affecting municipal bonds in New Jersey.

   Municipal Bond Market Risk. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them.

   The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

   Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.


   Leverage Risk. Leverage risk is the risk associated with the issuance of the MuniPreferred Shares to leverage the Common Shares. There can be no assurance that the Fund's leveraging strategy will be successful. Once the MuniPreferred Shares are issued, the net asset value and market value of Common Shares will be more volatile, and the yield to Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on the MuniPreferred Shares. Long-term municipal bond rates of return are typically, although not always, higher than shorter-term municipal bond rates of return. If the dividend rate on the MuniPreferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on the MuniPreferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. Because the long-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the MuniPreferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the MuniPreferred Shares (for example, distribution related expenses such as a participation fee paid at what it expects will be an annual rate of 0.25% of MuniPreferred Share liquidation preference to broker-dealers participating in MuniPreferred Share auctions). Accordingly, the Fund cannot assure you that the issuance of MuniPreferred Shares will result in a higher yield or return to Common Shareholders.


   Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its expected AAA/Aaa ratings on the MuniPreferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the MuniPreferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the MuniPreferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to Common Shareholders.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. Such additional leverage may in certain market conditions serve to reduce the net asset value of the Fund's Common Shares and the returns to Common Shareholders.

   Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, MuniPreferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

   Non-Diversification. Because the Fund is classified as "non-diversified" under the 1940 Act it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments."

   Anti-Takover Provisions. The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

                           HOW THE FUND MANAGES RISK

Investment Limitations

   The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a "majority of the outstanding" Common Shares and, if issued, MuniPreferred Shares voting together as a single class, and the approval of the holders of a "majority of the outstanding" MuniPreferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Among other restrictions, the Fund may not invest more than 25% of total Fund assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments.

   The Fund may become subject to guidelines which are more limiting than the investment restriction set forth above in order to obtain and maintain ratings from Moody's or S&P on the MuniPreferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objectives. See "Investment Objectives" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental and non-fundamental investment policies of the Fund.

Quality Investments

   The Fund will invest at least 80% of its net assets in bonds of investment grade quality at the time of investment. Investment grade quality means that such bonds are rated by national rating agencies within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by Nuveen Advisory.

Limited Issuance of MuniPreferred Shares

   Under the 1940 Act, the Fund could issue MuniPreferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total net assets of the Fund. If the total liquidation value of the MuniPreferred Shares was ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare dividends on the Common Shares until the liquidation value, as a percentage of the Fund's assets, was reduced. The Fund intends to issue MuniPreferred Shares representing about 35% of the Fund's total capital immediately after the time of issuance. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep the liquidation value of the MuniPreferred Shares below one-half of the value of the Fund's total net assets.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

   The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the maturity of outstanding MuniPreferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing MuniPreferred Shares. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on Nuveen Advisory's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described above.

   If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued MuniPreferred Shares or MuniPreferred Shares that the Fund previously issued but later repurchased.

   Currently, the Fund may not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond. This restriction is a non-fundamental policy of the Fund that may be changed by vote of the Fund's Board of Trustees.

Hedging Strategies

   The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of Nuveen Advisory, correlate with the prices of the Fund's investments. Successful implementation of most hedging strategies would generate taxable income, and the Fund has no present intention to use these strategies.

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by Nuveen Advisory. There are seven trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and six of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser

   Nuveen Advisory, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser to the Fund. In this capacity, Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $40 billion in assets under management. See the Statement of Additional Information under "Investment Adviser."

   Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages the Fund using a team of analysts and portfolio managers that focus on a specific group of funds. Thomas C. Spalding is the portfolio manager of the Fund and will provide daily oversight for, and execution of, the Fund's investment activities. Mr. Spalding has been a Vice President of Nuveen Advisory since 1990. Mr. Spalding is also a Chartered Financial Analyst and currently manages investments for 14 Nuveen-sponsored investment companies.

   Nuveen Advisory is a wholly owned subsidiary of The John Nuveen Company, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, The John Nuveen Company and its affiliates have over $76 billion of net assets under management or surveillance. The John Nuveen Company is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.

Investment Management Agreement

   Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

                                                                    Management
        Average Daily Net Assets(1)                                    Fee
        ---------------------------                                 ----------
        Up to $125 million.........................................   .6500%
        $125 million to $250 million...............................   .6375%
        $250 million to $500 million...............................   .6250%
        $500 million to $1 billion.................................   .6125%
        $1 billion to $2 billion...................................   .6000%
        $2 billion and over........................................   .5750%

--------
(1)Including net assets attributable to MuniPreferred Shares.

   In addition to the fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Advisory), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any MuniPreferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first ten years of the Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                          Percentage                   Percentage
                          Reimbursed                   Reimbursed
                       (as a percentage             (as a percentage
           Year Ending of average daily Year Ending of average daily
            March 31    net assets)(1)   March 31    net assets)(1)
            --------   ----------------  --------   ----------------
             2002/(2)/      0.30%       2008.......      0.25%
              2003....      0.30%       2009.......      0.20%
              2004....      0.30%       2010.......      0.15%
              2005....      0.30%       2011.......      0.10%
              2006....      0.30%       2012.......      0.05%
              2007....      0.30%

--------
(1)Including net assets attributable to MuniPreferred Shares.
(2)From the commencement of operations.

   Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2012.

                                NET ASSET VALUE

   The Fund's net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

   In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes a fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund's Board of Trustees or its delegate, Nuveen Advisory.

                                 DISTRIBUTIONS

   Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to MuniPreferred Shareholders. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred Shares. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to MuniPreferred Shareholders. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding MuniPreferred Shares.

   To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

                          DIVIDEND REINVESTMENT PLAN

   You may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by JPMorgan Chase Bank, as agent for the Common Shareholders (the "Plan Agent"), in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by JPMorgan Chase Bank as dividend paying agent.

   If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price; or

      (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the dividend payment date. Interest will not be paid on any uninvested cash payments.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086, (800) 257-8787.

                             DESCRIPTION OF SHARES

Common Shares


   The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of MuniPreferred Shares, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to the distributions. See "--MuniPreferred Shares" below.

   The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and organization and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "MuniPreferred Shares and Leverage" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

MuniPreferred Shares

   The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

   The Fund's Board of Trustees has indicated its intention to authorize an offering of MuniPreferred Shares (representing approximately 35% of the Fund's capital immediately after the time the MuniPreferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of MuniPreferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of the MuniPreferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a MuniPreferred Shares offering, the Board has determined that the MuniPreferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the MuniPreferred Shares will likely be as stated below.

   Limited Issuance of MuniPreferred Shares. Under the 1940 Act, the Fund could issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the MuniPreferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus, the liquidation value of the MuniPreferred Shares is expected to be approximately 35% of the value of the Fund's total net assets. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep that fraction below one-half.

   Distribution Preference. The MuniPreferred Shares have complete priority over the Common Shares as to distribution of assets.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

   Voting Rights. MuniPreferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

   Holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than 12 trustees). The remaining trustees will be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the MuniPreferred Shares, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of MuniPreferred Shares will be required, in addition to the single class vote of the holders of MuniPreferred Shares and Common Shares. See the Statement of Additional Information under "Description of Shares--MuniPreferred Shares--Voting Rights."

   Redemption, Purchase and Sale of MuniPreferred Shares. The terms of the MuniPreferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase MuniPreferred Shares and resell any shares so tendered. Any redemption or purchase of MuniPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "MuniPreferred Shares and Leverage."

   The discussion above describes the Board of Trustees' present intention with respect to a possible offering of MuniPreferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or
(5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues Shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

   If the Fund converted to an open-end investment company, it would be required to redeem all MuniPreferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the American Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

   The discussions below and in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

   The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax. The Fund primarily invests in municipal bonds from issuers located in New Jersey or in municipal bonds whose income is otherwise exempt from regular federal and New Jersey income taxes. Thus, substantially all of the Fund's dividends to you will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an exempt-interest dividend, however, may be subject to federal alternative minimum tax imposed on the shareholder. Different federal alternative minimum tax rules apply to individuals and to corporations.

   Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any ordinary taxable income or net capital gain. Distributions of net short-term capital gain are taxable as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains regardless of how long you have owned your investment. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the Common Shares and MuniPreferred Shares in proportion to total dividends paid to each class for the year. As long as the Fund qualifies as a regulated investment company, distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations.

   Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the federal alternative minimum tax. You will receive this statement from the firm where you purchased your Common Shares if you hold your investment in street name; the Fund will send you this statement if you hold your shares in registered form.

   The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

   In order to avoid corporate taxation of its earnings and to pay tax-free dividends, the Fund must meet certain Internal Revenue Service ("I.R.S.") requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income to the extent of the Fund's earnings and profits. In particular, in order for the Fund to pay exempt-interest dividends, at least 50% of the value of the Fund's total assets must consist of tax-exempt obligations at the close of each quarter of its taxable year. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay exempt-interest dividends and your distributions attributable to interest received by the Fund from any source would be taxable as ordinary income.

   The sale or other disposition of Common Shares will result in capital gain or loss to you if you hold such Common Shares as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are eligible for reduced rates of taxation.

   The Fund may be required to withhold a percentage of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number) and certain certifications, or if you are otherwise subject to backup withholding. The backup withholding percentage will be 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress. If you receive Social Security benefits, you should be aware that exempt-interest dividends are taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money.

   If you are subject to the federal alternative minimum tax, a portion of your regular monthly dividends may be taxable.

New Jersey Tax Matters

   The following is based upon the advice of Riker, Danzig, Scherer, Hyland & Perretti, LLP, special New Jersey counsel to the Fund.

   The Fund is designed to provide tax benefits to investors who are residents of New Jersey. See "The Fund's Investments." Reference in this Prospectus and Statement of Additional Information to New Jersey income tax shall mean the tax imposed under the New Jersey Gross Income Tax Act (the "New Jersey Gross Income Tax").

   Assuming compliance with the provisions more fully described in the Statement of Additional Information under Appendix D, the Fund's distributions will not be subject to the New Jersey Gross Income Tax to the extent they are attributable to interest or gains from obligations of the State of New Jersey and its political subdivisions, and agencies or instrumentalities thereof or United States government or other securities exempt from State tax by New Jersey or United States law. Distributions of the Fund will be subject to the New Jersey Gross Income Tax, however, to the extent the Fund makes distributions attributable to other obligations. If a shareholder realizes a net gain from the sale of shares of the Fund, the net gain will not be subject to the New Jersey Gross Income Tax. If a shareholder realizes a loss from the sale of shares of the Fund, the shareholder may not be able to use the loss to offset other New Jersey gains.

   The treatment of corporate shareholders who pay New Jersey corporate franchise tax differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

   The Fund will be subject to the New Jersey Corporation Business Tax only if it has sufficient nexus with New Jersey for purposes of the New Jersey Corporation Business Tax. If it is subject to the New Jersey Corporation Business Tax, it does not expect to pay a material amount of such tax.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Jersey state and local tax matters. Please refer to the Statement of Additional Information for more detailed information.

                                 OTHER MATTERS

   A lawsuit brought in June 1996 (Green et al. v. Nuveen Advisory Corp., et al.) by certain individual common shareholders of six leveraged closed-end funds sponsored by Nuveen is currently pending in the Seventh Circuit Court of Appeals. The plaintiffs alleged that the leveraged closed-end funds engaged in certain practices that violated various provisions of the 1940 Act and common law. The plaintiffs also alleged, among other things, breaches of fiduciary duty by the funds' directors and Nuveen Advisory and various misrepresentations and omissions in prospectuses and shareholder reports relating to the use of leverage through the issuance and periodic auctioning of preferred stock and the basis of the calculation and payment of management fees to Nuveen Advisory and Nuveen. Plaintiffs also filed a motion to certify defendant and plaintiff classes. The defendants filed motions to dismiss the entire lawsuit asserting that the claims are without merit and to oppose certification of any classes. On March 30, 1999, the court entered a memorandum opinion and order (1) granting the defendants' motion to dismiss all of plaintiffs' counts against the defendants other than Nuveen Advisory, (2) granting Nuveen Advisory's motion to dismiss all of plaintiffs' counts against it other than breach of fiduciary duty under Section 36(b) of the 1940 Act, and (3) denying the plaintiffs' motion to certify a plaintiff class and a defendant class. No appeal was made by plaintiffs of this decision, and the remaining Section 36(b) count against Nuveen Advisory is discussed below.

   As to alleged damages, plaintiffs have claimed as damages the portion of all advisory compensation received by Nuveen Advisory from the funds during the period from June 21, 1995 to the present that is equal to the proportion of each of such fund's preferred stock to its total assets. The preferred stock constitutes approximately one third of the funds' assets so the amount claimed would equal approximately one third of management fees received by Nuveen Advisory for managing the funds during this period, or more than $60 million. Nuveen Advisory believes that it has no liability and the plaintiffs have suffered no damages and filed a motion for summary judgment as to both liability and damages. Plaintiffs filed a partial motion for summary judgment as to liability only. In a memorandum opinion and order dated September 6, 2001, the court granted Nuveen Advisory's motion for summary judgment and denied plaintiffs' motion for partial summary judgment, thereby terminating the litigation before the court. Plaintiffs appealed this decision on October 8, 2001.

   While the Fund cannot assure you that the litigation will be decided in Nuveen Advisory's favor upon appeal, Nuveen Advisory believes a decision, if any, against it would have no material adverse effect on the Fund, its Common Shares, or the ability of Nuveen Advisory to perform its duties under the investment management agreement.

                                 UNDERWRITING

   Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                      Number of
Underwriters                                                           Shares
------------                                                          ----------
Salomon Smith Barney Inc.............................................
Nuveen Investments...................................................
A.G. Edwards & Sons, Inc.............................................
Prudential Securities Incorporated...................................
UBS Warburg LLC......................................................
First Union Securities, Inc..........................................
Gruntal & Co., L.L.C.................................................
Janney Montgomery Scott LLC..........................................
Raymond James & Associates, Inc......................................
RBC Dain Rauscher, Inc...............................................
                                                                      ----------
   Total.............................................................

                                                                      ==========

   The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   The Underwriters, for whom Salomon Smith Barney Inc., Nuveen Investments, A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, UBS Warburg LLC, First Union Securities, Inc., Gruntal & Co., L.L.C., Janney Montgomery Scott LLC, Raymond James & Associates, Inc. and RBC Dain Rauscher, Inc. are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.45 per Common Share. The sales load the Fund will pay of $0.675 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per Common Share on sales to certain other dealers. Certain dealers acting in the capacity of sub-underwriters may receive additional compensation for acting in such a capacity. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or
before             , 2002. In connection with this offering, Nuveen may perform clearing services without charge for brokers and dealers for whom it regularly provides clearing services that are participating in the offering as members of the selling group.

   The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this Prospectus, to purchase up to         additional Common
Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

   The Fund and Nuveen Advisory have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these agreements at any time without notice.

   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, Nuveen Advisory and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been approved for listing on the American Stock Exchange, subject to official notice of issuance.

   The Fund and Nuveen Advisory have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

   Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per share.

   In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.

   In connection with the requirements for listing the Fund's Common Shares on the American Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the American Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on the

American Stock Exchange at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

   The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of any Underwriter to the Fund or Nuveen Advisory if, prior to delivery of and payment for the Common Shares, (i) trading in the Common Shares or securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or materially limited,
(ii) additional material governmental restrictions not in force on the date of the underwriting agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities or (iii) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, occurs, the effect of which is such as to make it, in the judgment of the representatives, impracticable or inadvisable to commence or continue the offering of the Common Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Common Shares by the Underwriters.

   The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.


   Prior to the public offering of Common Shares, Nuveen Advisory purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.


   Nuveen, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the representatives of the Underwriters, is the parent company of Nuveen Advisory.

   The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York, 10013.

   First Union Securities, Inc., a subsidiary of Wachovia Corporation, conducts its investment banking, institutional, and capital markets businesses under the trade name of Wachovia Securities. Any references to "Wachovia Securities" in this prospectus, however, do not include Wachovia Securities, Inc., a separate broker-dealer subsidiary of Wachovia Corporation and sister affiliate of First Union Securities, Inc., which may or may not be participating as a separate selling dealer in the distribution of the securities.

                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also JPMorgan Chase Bank.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Bell, Boyd & Lloyd LLC and Simpson Thacher & Bartlett may rely as to certain matters of Massachusetts law on the opinion of Bingham Dana LLP, Boston, Massachusetts.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                       Page
                                                                       ----
     Use of Proceeds..................................................   3
     Investment Objectives............................................   5
     Investment Policies and Techniques...............................  10
     Other Investment Policies and Techniques.........................  18
     Management of the Fund...........................................  21
     Investment Adviser...............................................  27
     Portfolio Transactions...........................................  28
     Distributions....................................................  29
     Description of Shares............................................  30
     Certain Provisions in the Declaration of Trust...................  33
     Repurchase of Fund Shares; Conversion to Open-End Fund...........  34
     Tax Matters......................................................  37
     Performance Related and Comparative Information..................  40
     Experts..........................................................  41
     Custodian........................................................  41
     Additional Information...........................................  41
     Report of Independent Auditors...................................  43
     Financial Statements.............................................  44
     Appendices
        Appendix A--Ratings of Investments............................ A-1
        Appendix B--Taxable Equivalent Yield Tables................... B-1
        Appendix C--Hedging Strategies and Risks...................... C-1
        Appendix D--Factors Pertaining to New Jersey.................. D-1
        Appendix E--Performance Related and Comparative Information... E-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                         Shares


             Nuveen New Jersey Dividend Advantage Municipal Fund 2

                                 Common Shares

                                   --------

                                  PROSPECTUS


                                          , 2002


                                   --------

                             Salomon Smith Barney

                              Nuveen Investments

                           A.G. Edwards & Sons, Inc.

                             Prudential Securities

                                  UBS Warburg

                             Gruntal & Co., L.L.C.

                          Janney Montgomery Scott LLC

                                 Raymond James

                              RBC Capital Markets

                              Wachovia Securities


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

               SUBJECT TO COMPLETION, DATED            , 2002

             Nuveen New Jersey Dividend Advantage Municipal Fund 2

                       STATEMENT OF ADDITIONAL INFORMATION

     Nuveen New Jersey Dividend Advantage Municipal Fund 2 (the "Fund" or the "New Jersey Fund") is a newly organized, non-diversified closed-end management investment company.

     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in
conjunction with the Fund's Prospectus relating thereto dated            , 2002
(the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                  Page
                                                                --------
Use of Proceeds                                                        3
Investment Objectives                                                  5
Investment Policies and Techniques                                    10
Other Investment Policies and Techniques                              18
Management of the Fund                                                21
Investment Adviser                                                    27
Portfolio Transactions                                                28
Distributions                                                         29
Description of Shares                                                 30
Certain Provisions in the Declaration of Trust                        33
Repurchase of Fund Shares; Conversion to Open-End Fund                34
Tax Matters                                                           37
Performance Related and Comparative Information                       40
Experts                                                               41
Custodian                                                             41
Additional Information                                                41
Report of Independent Auditors                                        43
Financial Statements                                                  44
Ratings of Investments (Appendix A)                                  A-1
Taxable Equivalent Yield Tables (Appendix B)                         B-1
Hedging Strategies and Risks (Appendix C)                            C-1
Factors Pertaining to New Jersey (Appendix D)                        D-1
Performance Related and Comparative Information (Appendix E)         E-1


This Statement of Additional Information is dated ___________, 2002

                                USE OF PROCEEDS

     The net proceeds of the offering of Common Shares of the Fund will be approximately: $__________ ($__________ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     For the Fund, Nuveen Advisory has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.


     Pending investment in municipal bonds that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques--Investment in Municipal Bonds--Portfolio Investments," the income on which is subject to regular federal income tax and securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly.

                             INVESTMENT OBJECTIVES

The Fund's investment objective is to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to holders of Common Shares. The Fund's investment objectives are fundamental policies of the Fund.

     The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Common Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing Common Shares. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

Investment Restrictions

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, MuniPreferred Shares (as hereinafter defined) voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred Shares voting as a separate class:

          (1) Under normal circumstances, invest less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from both regular federal and New Jersey income tax;

          (2) Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred Shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus;

          (3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings);

          (4) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

          (5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

          (6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;

          (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

          (8) Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations; and

          (9) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

     For purposes of the foregoing and "Description of Shares--MuniPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.


     For the purpose of applying the limitation set forth in subparagraph (9) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.


     Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

          (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

          (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

          (3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

          (4) Purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred Shares are outstanding.

          (5) Purchase securities of companies for the purpose of exercising control.

          (6) Invest in inverse floating rate securities (which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond).

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund intends to apply for ratings for its preferred shares (called "MuniPreferred Shares" herein) from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on its Common Shareholders or its ability to achieve its investment objectives. The Fund presently anticipates that any MuniPreferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of MuniPreferred Shares by the Fund. Moody's and S&P receive fees in connection with their ratings issuances.

                      INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

Investment in Municipal Bonds

     Portfolio Investments

     The New Jersey Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and New Jersey income tax.

     Under normal circumstances, and except for the temporary investments described below, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds described above. Through March 31, 2003, the Fund may invest in municipal bonds that are exempt from regular federal income tax but not from the Fund's particular state income tax ("Out of State Bonds"), provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Bonds.

     The Fund will invest at least 80% of its net assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or bonds that are unrated but judged to be of comparable quality by Nuveen Advisory. The Fund may invest up to 20% of its net assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by Nuveen Advisory. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Nuveen Advisory's research and analysis when investing in these securities.

     A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

     The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in Nuveen Advisory's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable and up to 10% of its net assets in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

     Nuveen Advisory seeks to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that it believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond is consistent with the value of similar bonds. Municipal bonds of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value.

     The Fund has not established any limit on the percentage of its portfolio investments that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the current income it produces will be includable in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

     Also included within the general category of municipal bonds described in the Fund's Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

     Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking current income exempt from regular federal income tax. For further information, see, "Short-Term Investments" below.

     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

     The Fund also may invest up to 10% of its net assets in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years.

Short-Term Investments

     Short-Term Taxable Fixed Income Securities

     For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
     (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

          (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Advisory will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

     Short-Term Tax-Exempt Fixed Income Securities

     Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.


     While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.


Hedging Strategies

     The Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of the Fund's net assets. The Fund will invest in these instruments only in markets believed by Nuveen Advisory to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income, and the Fund has no present intention to use these strategies. For further information regarding these investment strategies and risks presented thereby, see Appendix C to this Statement of Additional Information.

Factors Pertaining to New Jersey

     Factors pertaining to New Jersey are set forth in Appendix D.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

Illiquid Securities


     The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); and repurchase agreements with maturities in excess of seven days.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate.

Portfolio Trading and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

     Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal bonds with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years.

Other Investment Companies

The Fund may invest in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. However, due to current New Jersey tax regulations, the Fund does not currently intend to invest in other investment companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Fund's Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

When-Issued and Delayed Delivery Transactions

     The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase municipal bonds on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

Repurchase Agreements

     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between Common Shares and MuniPreferred Shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Nuveen Advisory, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds


     The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

                            MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


     Name, Birthdate        Positions and                Principal Occupations Including            Number of
     ---------------        -------------                -------------------------------            ---------
       and Address         Offices with the                Other Directorships During             Portfolios in
       -----------         ----------------                --------------------------             -------------
                            Fund and Year                       Past Five Years                   Fund Complex
                            -------------                       ---------------                   ------------
                            First Elected                                                         Overseen by
                            -------------                                                         -----------
                            or Appointed                                                            Trustee
                            ------------                                                            -------

Trustee who is an interested person of the Fund:
-----------------------------------------------

Timothy R. Schwertfeger*  Chairman of the       Chairman and Director (since July 1996) of The
3/28/49                    Board, President     John Nuveen Company, Nuveen Investments, Nuveen
333 West Wacker Drive      and Trustee          Advisory Corp. and Nuveen Institutional
Chicago, IL 60606              1994             Advisory Corp.; prior thereto, Executive Vice
                                                President and Director of The John Nuveen
                                                Company and Nuveen Investments; Director (since
                                                1992) and Chairman (since 1996) of Nuveen
                                                Advisory Corp. and Nuveen Institutional
                                                Advisory Corp.; Chairman and Director (since
                                                January 1997) of Nuveen Asset Management, Inc.;
                                                Director (since 1996) of Institutional Capital
                                                Corporation; Chairman and Director (since 1999)
                                                of


* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory.

     Name, Birthdate        Positions and                Principal Occupations Including            Number of
     ---------------        -------------                -------------------------------            ---------
       and Address         Offices with the                Other Directorships During             Portfolios in
       -----------         ----------------                --------------------------             -------------
                            Fund and Year                       Past Five Years                   Fund Complex
                            -------------                       ---------------                   ------------
                            First Elected                                                         Overseen by
                            -------------                                                         -----------
                            or Appointed                                                            Trustee
                            ------------                                                            -------
                                                Rittenhouse Financial Services Inc.; Chief
                                                Executive Officer (since September 1999) of
                                                Nuveen Senior Loan Asset Management Inc.


Trustees who are not interested persons of the Fund:
---------------------------------------------------

Robert P. Bremner               Trustee         Private Investor and Management Consultant.           104
8/22/40
3725 Huntington Street,
  N.W.
Washington, D.C. 20015

Lawrence H. Brown               Trustee         Retired (August 1989) as Senior Vice President        104
7/29/34                                         of The Northern Trust Company.
201 Michigan Avenue
Highwood, IL 60040

Anne E. Impellizzeri            Trustee         Executive Director (since 1998) of Manitoga           104
1/26/33                                         (Center for Russel Wright's Design with
3 West 29th Street                              Nature); formerly, President and Chief
New York, NY 10001                              Executive Officer of Blanton-Peale Institutes
                                                of Religion and Health (since December 1990);
                                                prior thereto, Vice President, Metropolitan
                                                Life Insurance Co.

Peter R. Sawers                 Trustee         Adjunct Professor of Business and Economics,          104
4/3/33                                          University of Dubuque, Iowa; formerly
22 The Landmark                                 (1991-2000) Adjunct Professor, Lake Forest
Northfield, IL 60093                            Graduate School of Management, Lake Forest,
                                                Illinois; prior thereto, Executive Director,
                                                Towers Perrin Australia, a management consulting
                                                firm; Chartered Financial Analyst; Certified
                                                Management Consultant.

William J. Schneider            Trustee         Senior Partner and Chief Operating Officer,           104
9/24/44                                         Miller-Valentine Group, Vice President,
4000 Miller-Valentine Ct.                       Miller-Valentine Realty, a development and
P. O. Box 744                                   contract company; Chair, Miami Valley Hospital;
Dayton, OH 45401                                Vice Chair, Miami Valley Economic Development
                                                Coalition; formerly, Member, Community Advisory
                                                Board, National City Bank, Dayton, Ohio; and
                                                Business Advisory Council, Cleveland Federal
                                                Reserve Bank.

Judith M. Stockdale             Trustee         Executive Director, Gaylord and Dorothy               104
12/29/47                                        Donnelley Foundation (since 1994); prior
35 E. Wacker Drive                              thereto, Executive Director, Great Lakes
Suite 2600                                      Protection Fund (from 1990 to 1994).
Chicago, IL 60601



     Name, Birthdate        Positions and                Principal Occupations Including            Number of
     ---------------        -------------                -------------------------------            ---------
       and Address         Offices with the                Other Directorships During             Portfolios in
       -----------         ----------------                --------------------------             -------------
                            Fund and Year                       Past Five Years                   Fund Complex
                            -------------                       ---------------                   ------------
                            First Elected                                                         Overseen by
                            -------------                                                         -----------
                            or Appointed                                                            Officer
                            ------------                                                            -------

Officers of the Fund:
--------------------
Michael T. Atkinson       Vice President        Vice President (since January 2002), formerly,         119
2/3/66                    2002                  Assistant Vice President (since 2000), previously,
333 W. Wacker Drive                             associate of Nuveen Investments.
Chicago, IL   60606

Paul L. Brennan           Vice President        Vice President (since January 2002), formerly,         119
11/10/66                  2002                  Assistant Vice President (since 1997), of Nuveen
333 W. Wacker Drive                             Advisory Corp.; prior thereto, portfolio manager of
Chicago, IL 60606                               Flagship Financial Inc.

Peter H. D'Arrigo         Vice President and    Vice President of Nuveen Investments (since            121
11/28/67                   Treasurer            January 1999), prior thereto, Assistant Vice
333 W. Wacker Drive       1999                  President (from January 1997); formerly,
Chicago, IL   60606                             Associate of Nuveen Investments; Vice President
                                                and Treasurer (since September 1999) of Nuveen
                                                Senior Loan Asset Management Inc.; Chartered
                                                Financial Analyst.

Michael S. Davern         Vice President        Vice President of Nuveen Advisory                      119
6/26/57                   1997                  Corp. (since January 1997); prior thereto, Vice
333 W. Wacker Drive                             President and Portfolio Manager of Flagship
Chicago, IL   60606                             Financial.

Susan M. DeSanto          Vice President        Vice President of Nuveen Advisory Corp. (since         121
9/8/54                    2001                  August 2001); previously, Vice President of
333 W. Wacker Drive                             Van Kampen Investment Advisory Corp.
Chicago, IL 60606                               (since 1998); prior thereto, Assistant Vice
                                                President of Van Kampen Investment Advisory
                                                Corp. (since 1994).

Jessica R. Droeger        Vice President        Vice President (since January 2002), formerly          121
9/24/64                   2002                  Assistant Vice President and Assistant General
333 W. Wacker Drive                             Counsel (since May 1998) of Nuveen Investments;
Chicago, IL 60606                               Assistant Vice President and Assistant Secretary
                                                (since 1998) of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; prior thereto,
                                                Associate at the law firm D'Ancona Partners LLC

Lorna C. Ferguson         Vice President        Vice President of Nuveen Investments; Vice             121
10/24/45                  1998                  President (since January 1998) of Nuveen
333 W. Wacker Drive                             Advisory Corp. and Nuveen Institutional
Chicago, IL   60606                             Advisory Corp.

William M. Fitzgerald     Vice President        Vice President of Nuveen Advisory Corp.                119
3/2/64                    1995                  since December 1995); Assistant Vice President
333 W. Wacker Drive                             of Nuveen Advisory Corp. (from September 1992
Chicago, IL   60606                             to December 1995); prior thereto, Assistant
                                                Portfolio Manager of Nuveen Advisory Corp.;
                                                Chartered Financial Analyst.

Stephen D. Foy            Vice President and    Vice President of Nuveen Investments and               121
5/31/54                    Controller           (since May 1998) The John Nuveen Company; Vice
333 W. Wacker Drive       1998                  President (since September 1999) of Nuveen
Chicago, IL   60606                             Senior Loan Management Inc.; Certified Public
                                                Accountant.


     Name, Birthdate        Positions and                Principal Occupations Including            Number of
     ---------------        -------------                -------------------------------            ---------
       and Address         Offices with the                Other Directorships During             Portfolios in
       -----------         ----------------                --------------------------             -------------
                            Fund and Year                       Past Five Years                   Fund Complex
                            -------------                       ---------------                   ------------
                            First Elected                                                         Overseen by
                            -------------                                                         -----------
                            or Appointed                                                            Officer
                            ------------                                                            -------
J. Thomas Futrell         Vice President        Vice President of Nuveen Advisory Corp.;               119
7/5/55                    1992                  Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

Richard A. Huber          Vice President        Vice President of Nuveen Institutional Advisory        119
3/26/63                   1997                  Corp. (since March 1998) and Nuveen Advisory
333 W. Wacker Drive                             Corp. (since January 1997); prior thereto, Vice
Chicago, IL 60606                               President and Portfolio Manager of Flagship
                                                Financial, Inc.

Steven J. Krupa           Vice President        Vice President of Nuveen Advisory Corp.                119
8/21/57                   1990
333 W. Wacker Drive
Chicago, IL 60606

David J. Lamb             Vice President        Vice President (since March 2000) of Nuveen            121
3/22/63                   2000                  Investments, previously Assistant Vice
333 W. Wacker Drive                             President (since January 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments; Certified
                                                Public Accountant.

Larry W. Martin           Vice President and    Vice President, Assistant Secretary and                121
7/27/51                   Assistant Secretary   Assistant General Counsel of Nuveen
333 W. Wacker Drive       1988                  Investments; Vice President and  Assistant
Chicago, IL 60606                               Secretary of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Assistant
                                                Secretary of the John Nuveen Company and (since
                                                January 1997) Nuveen Asset Management, Inc.;
                                                Vice President and Assistant Secretary (since
                                                September 1999) of Nuveen Senior Loan Asset
                                                Management Inc.

Edward F. Neild, IV       Vice President        Vice President (since September 1996),                 119
7/7/65                    1996                  previously Assistant Vice President (since
333 W. Wacker Drive                             December 1993) of Nuveen Advisory Corp.,
Chicago, IL 60606                               Portfolio Manager prior thereto; Vice President
                                                (since September 1996), previously Assistant
                                                Vice President (since May 1995), of Nuveen
                                                Institutional Advisory Corp., Portfolio Manager
                                                prior thereto; Chartered Financial Analyst.

Thomas J. O'Shaughnessy   Vice President        Vice President (since January 2002), formerly,         119
9/4/60                    2002                  Assistant Vice President (1998),of Nuveen
333 W. Wacker Drive                             Advisory Corp.; prior thereto, portfolio manager.
Chicago, IL 60606

     Name, Birthdate        Positions and                Principal Occupations Including            Number of
     ---------------        -------------                -------------------------------            ---------
       and Address         Offices with the                Other Directorships During             Portfolios in
       -----------         ----------------                --------------------------             -------------
                            Fund and Year                       Past Five Years                   Fund Complex
                            -------------                       ---------------                   ------------
                            First Elected                                                         Overseen by
                            -------------                                                         -----------
                            or Appointed                                                            Officer
                            ------------                                                            -------


Thomas C. Spalding, Jr.     Vice President      Vice President of Nuveen Advisory Corp. and            119
7/31/51                     1982                Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                             Financial Analyst.
Chicago, IL 60606

Gifford R. Zimmerman      Vice President and    Vice President, Assistant Secretary and                121
9/9/56                     Secretary            Associate General Counsel, formerly Assistant
333 W. Wacker Drive        1988                 General Counsel, of Nuveen Investments; Vice
Chicago, IL 60606                               President and Assistant Secretary of Nuveen
                                                Advisory Corp. and Nuveen Institutional
                                                Advisory Corp.; Vice President and Assistant
                                                Secretary of The John Nuveen Company (since
                                                May 1994); Vice President and Assistant
                                                Secretary (since September 1999) of Nuveen
                                                Senior Loan Asset Management Inc.; Chartered
                                                Financial Analyst.



     The Board of Trustees has four standing committees: the executive committee, the audit committee, the nominating and governance committee and the dividend and valuation committee.

     Peter R. Sawers and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William J. Schneider, Chair, Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Peter R. Sawers and Judith M. Stockdale.

     The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacany on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Anne E. Impellizzeri, Chair, Robert P. Bremner, Lawrence H. Brown, Peter R. Sawers, William J. Schneider and Judith M. Stockdale.

     The dividend and valuation committee is authorized to declare distributions on the Fund's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The committee also oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the dividend and valuation committee are Timothy R. Schwertfeger, Chair, and Lawrence H. Brown.


     The trustees of the Fund are also directors or trustees, as the case may be, of 30 Nuveen open-end funds and 74 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 15 Nuveen open-end and closed-end funds advised by Nuveen Institutional Advisory Corp. and two funds advised by Nuveen Senior Loan Asset Management Inc. None of the independent trustees, nor any of their family members, has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

     The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any MuniPreferred Shares are outstanding at that time, in which event holders of MuniPreferred Shares, voting as a separate class, will elect two trustees and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. Holders of MuniPreferred Shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - MuniPreferred Shares - Voting Rights."

     The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2001:


                                                      Aggregate Dollar Range of
                                                       Equity Securities in All
                                                        Registered Investment
                          Dollar Range of Equity        Companies Overseen by
                            Securities in the           Trustee in Family of
    Name of Trustee               Fund                  Investment Companies
    ---------------       ----------------------      -------------------------
Robert P. Bremner                     $   0                over $100,000
-------------------------------------------------------------------------------
Lawrence H. Brown                     $   0                over $100,000
-------------------------------------------------------------------------------
Anne E. Impellizzeri                  $   0                over $100,000
-------------------------------------------------------------------------------
Peter R. Sawers                       $   0                over $100,000
-------------------------------------------------------------------------------
William J. Schneider                  $   0                over $100,000
-------------------------------------------------------------------------------
Timothy R. Schwertfeger               $   0                over $100,000
-------------------------------------------------------------------------------
Judith M. Stockdale                   $   0                over $100,000
-------------------------------------------------------------------------------

     No trustee who is not an interested person of the Fund owns beneficially or of record, any security of Nuveen Advisory, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory or Nuveen.

     The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.


                                                                 Amount of Total
                           Aggregate       Total Compensation   Compensation that
                       Compensation From     from Fund and          Has Been
   Name of Trustee           Fund*           Fund Complex**         Deferred
   ---------------     -----------------   ------------------   -----------------
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert P. Bremner            $148               $72,500             $ 8,280
---------------------------------------------------------------------------------
Lawrence H. Brown            $152               $78,500             $     0
---------------------------------------------------------------------------------
Anne E. Impellizzeri         $148               $72,500             $55,200
---------------------------------------------------------------------------------
Peter R. Sawers              $148               $73,000             $54,788
---------------------------------------------------------------------------------
William J. Schneider         $148               $72,500             $55,200
---------------------------------------------------------------------------------
Judith M. Stockdale          $148               $72,500             $13,800
---------------------------------------------------------------------------------

                                      26

--------------------

     * Based on the estimated compensation to be earned by the independent trustees for the period from inception through the end of the Fund's first full fiscal year for services to the Fund.

     **Based on the compensation paid to the trustees for the one year period ending 12/31/01 for services to the open-end and closed-end funds advised by Nuveen Advisory.



     On April 25, 2001, the Board of Trustees approved the Investment Management Agreement between the Fund and Nuveen Advisory Corp. In approving this agreement, the trustees considered, among other things, the nature and quality of services to be provided by Nuveen Advisory, the profitability to Nuveen Advisory of its relationship with the Fund, fall-out benefits from that relationship, economies of scale and comparative fees and expense ratios.



     The Fund has no employees. Its officers are compensated by Nuveen Advisory or The John Nuveen Company.

                              INVESTMENT ADVISER

     Nuveen Advisory acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by Nuveen Advisory, see "Management of the Fund" in the Fund's Prospectus.


     Nuveen Advisory is a wholly owned subsidiary of The John Nuveen Company. Over 1,300,000 individuals have invested to date in The John Nuveen Company's funds and trusts. Founded in 1898, The John Nuveen Company brings over a century of expertise to the municipal bond market. According to data from CDA Wiesenberger, The John Nuveen Company is the leading sponsor of exchange-traded municipal bond funds as measured by number of funds (79) and fund assets under management ($31 billion) as of December 31, 2001. Overall, The John Nuveen Company and its affiliates have over $76 billion in assets under management or surveillance. The John Nuveen Company is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

     Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

Average Daily Net Assets(1)                                     Management Fee
-----------------------------                                 ------------------
Up to $125 million                                                  .6500%
$125 million to $250 million                                        .6375%
$250 million to $500 million                                        .6250%
$500 million to $1 billion                                          .6125%
$1 billion to $2 billion                                            .6000%
$2 billion and over                                                 .5750%

(1) Including net assets attributable to MuniPreferred Shares.

     All fees and expenses are accrued daily and deducted before payment of dividends to investors. The investment management agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.

     For the first ten years of the Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                         Percentage                             Percentage
                         Reimbursed                             Reimbursed
      Year Ending    (as a percentage of    Year Ending    (as a percentage of
       March 31      daily net assets)(1)    March 31      daily net assets)(1)
      ------------   --------------------   -----------    --------------------
         2002(2)             .30%               2008              .25%
         2003                .30%               2009              .20%
         2004                .30%               2010              .15%
         2005                .30%               2011              .10%
         2006                .30%               2012              .05%
         2007                .30%

-----------------------


     (1) Including net assets attributable to MuniPreferred Shares.
     (2) From the commencement of operations.

     Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2012.


     The Fund, Nuveen Advisory, Nuveen, Salomon Smith Barney Inc. and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Nuveen fund portfolio manager, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.


                            PORTFOLIO TRANSACTIONS

     Nuveen Advisory is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

     The Fund expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. On occasion, the Fund may clear portfolio transactions through Nuveen. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

     Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by the Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees of the Fund, including a majority of the members thereof who are not interested persons of the Fund.

                                 DISTRIBUTIONS

     As described in the Fund's Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding MuniPreferred Shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.


     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and MuniPreferred Shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of MuniPreferred Shares on the distributions made by a Fund to Common Shareholders, see the Fund's Prospectus under "MuniPreferred Shares and Leverage."


     While any MuniPreferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the MuniPreferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding MuniPreferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                             DESCRIPTION OF SHARES

Common Shares


     The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of MuniPreferred Shares, have equal rights as to the payment ofdividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to such distributions. See "MuniPreferred Shares" below.

     The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "MuniPreferred Shares and Leverage" and "The Fund's Investments--Municipal Bonds."

MuniPreferred Shares

     The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

     The Fund's Board of Trustees has indicated its intention to authorize an offering of MuniPreferred Shares (representing approximately 35% of the Fund's capital immediately after the time the MuniPreferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of MuniPreferred Shares is likely to achieve the benefits to the Common Shareholders described in this Statement of Additional Information. Although the terms of the MuniPreferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a MuniPreferred Shares offering, the Board has stated that the initial series of MuniPreferred Shares would likely pay cumulative dividends at relatively shorter-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees of the Fund has indicated that the liquidation preference, preference on distribution, voting rights and redemption provisions of the MuniPreferred Shares will likely be as stated below.

     Limited Issuance of MuniPreferred Shares. Under the 1940 Act, the Fund could issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the MuniPreferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus, the liquidation value of the MuniPreferred Shares is expected to be approximately 35% of the value of the Fund's total net assets. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep that fraction below one-half.

     Distribution Preference. The MuniPreferred Shares have complete priority over the Common Shares as to distribution of assets.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of MuniPreferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. In connection with any issuance of MuniPreferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that MuniPreferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

     In connection with the election of the Fund's trustees, holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding MuniPreferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.


     The affirmative vote of the holders of a majority of the Fund's outstanding MuniPreferred Shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things, (1) take certain actions which would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the MuniPreferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of MuniPreferred Shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and MuniPreferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to the Fund's MuniPreferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     Redemption, Purchase and Sale of MuniPreferred Shares by the Fund. The terms of the MuniPreferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase MuniPreferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of MuniPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

     The discussion above describes the Fund's Board of Trustees' present intention with respect to a possible offering of MuniPreferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST


     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or
(5) removal of trustees, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote only by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.


     The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

     The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Fund's MuniPreferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued MuniPreferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding MuniPreferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.




     Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all MuniPreferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the American Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.



     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when MuniPreferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Concentration Risk" and "Risks--Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                  TAX MATTERS

Federal Income Tax Matters

     The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

     The Fund intends to qualify under Subchapter M of the Code, for tax treatment as a regulated investment company and to satisfy certain conditions which will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of the Fund, to qualify as "exempt-interest dividends" when distributed to the Fund's shareholders. In order to qualify for tax treatment as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year with respect to "net investment income" (i.e., its "investment company taxable income," as that term is defined in the Code, determined without reference to the deduction for dividends paid) and "net capital gain" (i.e., the excess of the Fund's net long-term capital gain over its net short-term capital loss), provided that it distributes at least 90% of the sum of (i) its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than net capital gain and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The

Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     The Fund intends to qualify to pay "exempt-interest dividends" by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consist of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to Common Shareholders are excluded from gross income for federal income tax purposes, although they are required to be reported on the Common Shareholders' federal income tax returns. Gain from the sale or redemption of Common Shares, however, will be taxable to the Common Shareholders as capital gain (provided such Common Shares were held as capital assets) even though the increase in value of such Common Shares is attributable to tax-exempt interest income. In addition, gain realized by the Fund from the disposition of a tax-exempt municipal obligation that was purchased at a price less than the principal amount of the bond will be taxable to the Fund's shareholders as ordinary income to the extent of accrued market discount. Under the Code, interest on indebtedness incurred or continued to purchase or carry Common Shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by Common Shareholders for federal income tax purposes. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") and may have other collateral tax consequences. Taxpayers that may be subject to the AMT should consult their advisers before investing in Common Shares.

     Distributions by the Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gain realized by the Fund, if any, will be taxable to Common Shareholders as ordinary income whether received in cash or additional shares. Any net long-term capital gain realized by the Fund and distributed to Common Shareholders in cash or additional shares will be taxable to Common Shareholders as long-term capital gain regardless of the length of time investors have owned shares of the Fund. Taxable distributions will not be eligible for the dividends received deduction allowed to corporations. Distributions by the Fund to Common Shareholders that do not constitute ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the Common Shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its MuniPreferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of MuniPreferred Shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

     If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.


     The sale or exchange of Common Shares normally will result in capital gain or loss to the Common Shareholders who hold their Common Shares as capital assets. However, any loss on the sale or exchange of a Common Share that has been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such Common Share. Generally, a Common Shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of Common Shares before holding them for more than six months, however, any loss on the sale or other disposition of such Common Shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder (or amounts credited to the Common Shareholder as an undistributed capital gain) with respect to such Common Shares. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) with respect to securities is taxed at a maximum rate of 20%, while short-term capital gain and other ordinary income is taxed at a maximum rate of 38.6% in 2002 and 2003, 37.6% in 2004 and 2005, and 35% thereafter until 2011, when the maximum rate on ordinary income will revert to 39.6% unless amended by Congress. The maximum long-term capital gain rate is 18% for capital assets that are held for more than five years and whose holding periods begin after December 31, 2000. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.


     All or a portion of a sales charge paid in purchasing Common Shares cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales charge pursuant to a reinvestment right. Any disregarded portion of such charge will result in an increase in the Common Shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of Common Shares if the Common Shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the Common Shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its Common Shareholders would be taxable to Common Shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.


     The Fund is required in certain circumstances to withhold a percentage of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification numbers (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. The backup withholding percentage will be 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.


     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its Common Shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its Common Shareholders.

State Tax Matters

     Tax matters pertaining to New Jersey are set forth in Appendix D.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION


     The Fund may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding. New Jersey municipal bonds can provide double tax-free income (exempt from both regular federal and state income taxes) for residents of New Jersey. Because the Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax, the Fund may not be a suitable investment for shareholders that are subject to the federal alternative minimum tax.


     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

     See Appendix B for taxable equivalent yield information and Appendix E for additional performance related and comparative information.

                                    EXPERTS


     The Financial Statements of the Fund as of March 7, 2002, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund.



                                    CUSTODIAN


     The custodian of the assets of the Fund is JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086. The custodian performs custodial, fund accounting and portfolio accounting services.



                            ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholder
Nuveen New Jersey Dividend Advantage Municipal Fund 2

We have audited the accompanying statement of net assets of Nuveen New Jersey Dividend Advantage Municipal Fund 2 (the "Fund") as of March 7, 2002 and the related statement of operations for the period from April 19, 2001 (date of organization) through March 7, 2002. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund at March 7, 2002, and results of its operations for the period from April 19, 2001 (date of organization) through March 7, 2002, in conformity with accounting principles generally accepted in the United States.

                                      /s/ ERNST & YOUNG LLP


Chicago, Illinois
March 8, 2002

              NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                              FINANCIAL STATEMENTS

              Nuveen New Jersey Dividend Advantage Municipal Fund 2
                             Statement of Net Assets
                                 March 7, 2002

Assets:
    Cash................................................................. $100,275
    Offering costs.......................................................   99,000
    Receivable from Adviser..............................................   11,500
                                                                          --------
       Total assets......................................................  210,775
                                                                          --------

Liabilities:
    Accrued offering costs...............................................   99,000
    Payable to Adviser for organization costs............................   11,500
                                                                          --------
       Total liabilities.................................................  110,500
                                                                          --------

Net Assets............................................................... $100,275
                                                                          ========

Net asset value per Common Share outstanding ($100,275 divided by 7,000 Common Shares outstanding).................................. $ 14.325
                                                                          ========
Net Assets Represent:
    Cumulative Preferred Shares, $25,000 liquidation value; unlimited
       number of shares authorized, no shares outstanding................ $      -
    Common Shares, $.01 par value; unlimited number of shares
       authorized, 7,000 shares outstanding..............................       70
    Paid-in surplus......................................................  100,205
                                                                          --------
                                                                          $100,275
                                                                          ========

              Nuveen New Jersey Dividend Advantage Municipal Fund 2
                             Statement of Operations
    Period from April 19, 2001 (date of organization) through March 7, 2002

Investment income.................................................... $      -
                                                                      --------

Expenses:
   Organization costs................................................   11,500
   Expense reimbursement.............................................  (11,500)
                                                                      --------
      Total expenses.................................................        -
                                                                      --------
Net investment income................................................ $      -
                                                                      ========

Note 1: Organization

The Fund was organized as a Massachusetts business trust on April 19, 2001, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 7,000 Common Shares to Nuveen Advisory Corp., the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company.

Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company, has agreed to reimburse all organization expenses (approximately $11,500) and pay all offering costs (other than the sales load) that exceed $.03 per Common Share.

The Fund is authorized by its Declaration of Trust to issue Preferred Shares ("MuniPreferred Shares") having a liquidation value of $25,000 per share in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees without approval of the Common Shareholders.

Note 2: Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of offering costs will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of 3,300,000 Common Shares.

Note 3: Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund, upon commencement of Fund operations, has agreed to pay a management fee, payable on a monthly basis, at an annual rate ranging from 0.6500% of the first $125 million of the average daily net assets (including net assets attributable to MuniPreferred Shares) to 0.5750% of the average daily net assets (including net assets attributable to MuniPreferred Shares) in excess of $2 billion.

In addition to the reimbursement and waiver of organization and offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses during the first 10 years of operations. These reductions range from 0.3000% of the average daily net assets (including net assets attributable to MuniPreferred Shares) during the first year of operations, declining to 0.0500% of the average daily net assets (including net assets attributable to MuniPreferred Shares) during the tenth year. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2012.

Note 4: Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions.

                                   APPENDIX A

Ratings of Investments


Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

      1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
      2.  Nature of and provisions of the obligation; and
      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA

     An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A

     An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB

     An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, And C

     Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB

     An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B

     An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC

     An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC

     An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     . Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     . Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa Bonds which are rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated `Aa' are judged to be of high quality by all standards. Together with the `Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in `Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in `Aaa' securities.

A Bonds which are rated `A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated `Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated `Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated `Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Con. (...):  Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Loans

MIG 1/VMIG 1  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

     --  Leading market positions in well-established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.


     Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:


Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.


`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                  APPENDIX B

                        TAXABLE EQUIVALENT YIELD TABLES

     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields assuming the stated marginal Federal tax rates for 2002 listed below:

Taxable Equivalent of Tax-Free Yields

Tax Free Yields

Tax Rate       4.00%        4.50%       5.00%       5.50%      6.00%      6.50%
-------------------------------------------------------------------------------
  10.00%       4.44%        5.00%       5.56%       6.11%      6.67%      7.22%
  15.00%       4.71%        5.29%       5.88%       6.47%      7.06%      7.65%
  27.00%       5.48%        6.16%       6.85%       7.53%      8.22%      8.90%
  30.00%       5.71%        6.43%       7.14%       7.86%      8.57%      9.29%
  35.00%       6.15%        6.92%       7.69%       8.46%      9.23%     10.00%
  38.60%       6.51%        7.33%       8.14%       8.96%      9.77%     10.59%

                                   NEW JERSEY

     The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under combined Federal and New Jersey state tax rates, using published 2002 marginal Federal tax rates and marginal New Jersey tax rates currently available and scheduled to be in effect.

   Single Return        Joint Return      Federal Tax  State Tax    Combined Tax
      Bracket              Bracket            Rate       Rate*          Rate*
------------------   ------------------   -----------  ---------    ------------
     $0-6,000             $0-12,000          10.00%      1.400%       11.30%
   6,000-27,950         12,000-46,700        15.00%      1.750%       16.50%
   27,950-67,700       46,700-112,850        27.00%      5.525%       31.00%
  67,700-141,250      112,850-171,950        30.00%      6.370%       34.50%
 141,250-307,050      171,950-307,050        35.00%      6.370%       39.10%
   over 307,050         over 307,050         38.60%      6.370%       42.50%

        4.00%       4.50%        5.00%      5.50%       6.00%       6.50%
        -----       -----        -----      -----      ------      ------
        4.51%       5.07%        5.64%      6.20%       6.76%       7.33%
        4.79%       5.39%        5.99%      6.59%       7.19%       7.78%
        5.80%       6.52%        7.25%      7.97%       8.70%       9.42%
        6.11%       6.87%        7.63%      8.40%       9.16%       9.92%
        6.57%       7.39%        8.21%      9.03%       9.85%      10.67%
        6.96%       7.83%        8.70%      9.57%      10.43%      11.30%

----------------
* The combined tax rates shown reflect the fact that state tax payments are currently deductible for Federal tax purposes. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. The numbers in the Combined Tax Rate column are rounded to the nearest one-tenth of one percent.

                                   APPENDIX C

                          HEDGING STRATEGIES AND RISKS

     Set forth below is additional information regarding the various defensive hedging techniques.

Futures and Index Transactions

 Financial Futures

     A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase of financial futures is for the purpose of hedging the Fund's existing or anticipated holdings of long-term debt securities. When the Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

     The sale of financial futures is for the purpose of hedging the Fund's existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

     Among the risks associated with the use of financial futures by the Fund as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

     Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

     The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

 Options on Financial Futures

     The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

 Index Futures

     A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

 Index Options

     The Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

                                   APPENDIX D

Factors Pertaining to New Jersey

New Jersey Tax Matters.

     The Fund is designed to provide tax benefits to investors who are residents of New Jersey. See "The Fund". Reference in this Prospectus and Statement of Additional Information to New Jersey income tax shall mean the New Jersey Gross Income Tax. The tax treatment of New Jersey corporate shareholders differs. Corporate shareholders are urged to consult their tax advisors.

     The following is based upon the advice of Riker, Danzig, Scherer, Hyland & Perretti, LLP, special New Jersey counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of New Jersey resident individual and New Jersey corporate shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions.

     The following is based on the assumptions that the Fund (i) will at all times qualify under Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company and at all times meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Code, (ii) at all times has made and shall maintain in effect all necessary elections to be a regulated investment company, (iii) will at all times satisfy all the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders, (iv) will at all times satisfy the requirements of Section 852(a) of the Code, and (v) will distribute all interest, dividends and gains it receives to the Fund's shareholders.

     The following is also based on the assumptions that the Fund (i) at all times has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest bearing obligations, obligations issued at a discount or bond indices related thereto; (ii) at all times has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto to the extent such instruments are authorized by Section 851(b) of the Code, cash and cash items, which cash items shall include receivables, in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the State of New Jersey (the "State") or those obligations which are statutorily free from State or local taxation under any act of New Jersey or under the laws of the United States; (iii) complies with all applicable certification, disclosure and reporting requirements to the New Jersey Division of Taxation and shareholders; (iv) at all times is an investment company or trust registered with the Securities and Exchange Commission; and (v) at all times is registered and regulated under the Investment Company Act of 1940, as amended.

     Distributions by the Fund attributable to interest or gain from obligations of the State of New Jersey and its political subdivisions, and agencies and instrumentalities thereof will not be subject to the New Jersey Gross Income Tax. In addition, distributions by the Fund that are attributable to interest or gain from obligations of the United States or other entities exempt from State income tax under New Jersey or United States law will not be subject to the New Jersey Gross Income Tax. All other distributions will be subject to the New Jersey Gross Income Tax.

     Gain derived from the sale of shares of the Fund will not be subject to the New Jersey Gross Income Tax. Losses from the sale of shares of the Fund may not be able to be used to offset other New Jersey gains.

     Shares of the Fund may be subject to New Jersey death taxes if owned by a New Jersey decedent at the time of death.

     Distributions by the Fund and gains on the sale of shares of the Fund will generally be subject to the New Jersey Corporation Business Tax. Corporate shareholders are urged to consult their tax advisors.

     The Fund will be subject to the New Jersey Corporation Business Tax only if it has sufficient nexus with New Jersey for purposes of the New Jersey Corporation Business Tax. If it is subject to the New Jersey Corporation Business Tax, it does not expect to pay a material amount of such tax.

     Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Jersey State and local tax matters.

Demographic and Economic Information.

     New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

     The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest which provide recreation for residents as well as for out-of-state visitors. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

     New Jersey's population grew rapidly in the years following World War II, before slowing to an annual rate of 0.27 percent in the l970s. Between 1980 and 1990, the annual rate of growth rose to 0.51 percent and between 1990 and 2000, accelerated to 0.83 percent. While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States. New York has shown a 0.54 percent annual rate of increase since 1990 and Pennsylvania's population has increased at a rate of 0.33 percent per year.

     The increase in the State's total population during the past quarter century masks the redistribution of population within the State. There has been a significant shift from the northeastern industrial areas towards the four coastal counties (Cape May, Atlantic, Ocean and Monmouth) and towards the central New Jersey counties of Hunterdon, Somerset and Middlesex.

New Jersey's Economic Outlook.

     Employment performance in calendar year 2001 through June has moderated from the peak levels of 2000 as New Jersey parallels the national slow-down. Employment growth, while still positive, has steadily trended downward since mid-2000. The average annual rate of unemployment growth for the first half of 2001 is 1.2%. The unemployment rate edged back up to 4% compared to 3.75% for 2000. Personal income growth for the first half of 2001 is estimated to be 6.6% compared to the revised 2000 rate of 8.3%. Housing starts are at an annual rate of 32,000 units, down about 5% from the 2000 rate. New vehicle registrations in 2001 are about 10% below those for the first half of 2000.

     Employment data for the quarter ending in September shows a continuing slow down, reflecting, in part, the events of September 11, 2001. Average annual employment growth for 2001 through September has slipped to 0.9%. The unemployment rate has increased to 4.5%. Since the start of the year, non-agricultural employment has declined by about 26,000 jobs to just over 4 million jobs at the end of September.

     The latest November economic forecasts for the national and State economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. They project an economic recovery in the second half of 2002 leading to economic performance in 2003 that is generally stronger than was expected at the beginning of the fiscal year.

     It is possible that the State and the nation may experience further near-term contraction of the economy and the expected recovery may be delayed into late 2002 if consumers, investors, and businesses remain more cautious than currently assumed. We believe the basic fundamentals of the State's economic health remain strong and the long run prospects for economic growth of the State in 2003 and beyond are favorable.

Current Outlook.

     The State of New Jersey is experiencing a significant revenue decline in Fiscal Year 2002 compared to originally budgeted figures and will exceed original budgetary spending authority by virtue of supplemental appropriations approved since budget adoption. These two factors combined will produce a $2.9 billion shortfall in the Fiscal Year 2002 operations of the State.

     Total revenues are expected to be nearly $2.5 billion below original estimates, led by the Gross Income Tax, which is projected to be $1.407 billion below that estimate; Sales and Use Tax, which is projected to be $307 million below that estimate; and Corporation Business Tax, which is projected to be $618 million below that estimate. The tragic events of September 11, 2001, as well as a slowing economy contributed to this revenue decline. In addition, the fiscal year 2002 budget assumed a 7% revenue growth, which has not been realized. Supplemental appropriations have amounted to $463 million since July 1, 2001 that were not included in the original Fiscal Year 2002 Appropriations Act.

     To offset the impact of this $2.9 billion shortfall, the Governor has identified approximately $150 million in Fiscal Year 2002 spending authority which has been placed in reserve as of January 28, 2002. This is in addition to $441 million already identified. The administration is in the process of identifying whether supplemental revenues are available from a variety of sources and whether additional appropriations may be placed in reserve as a result of savings from termination of State personnel and a continued line-by-line analysis of all State operating costs across all Departments and Divisions. The administration is also evaluating balances in all State funds to determine their need versus the overall needs of the General Fund.

     The State's surplus balance as of June 30, 2001 is approximately $1.2 billion. The Governor and Treasurer believe that the maintenance of a surplus balance is essential to the financial health of the State and have prioritized all budgetary solutions with a goal of achieving a $500 million surplus balance as of June 30, 2002.

     The Governor expects to present to the Legislature on February 11, 2002 a complete plan to address the fiscal year 2002 budgetary shortfall and bring this budget back into balance.

Bonded Indebtedness of the State.

     General Obligation Bonds. The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal, interest, and redemption premium payments, if any, required to fully pay the bonds. The bonded indebtedness which was authorized and outstanding as of June 30, 2001, was $3,470,919,598. The appropriation for the debt service obligation on outstanding projected indebtedness is $493.9 million for Fiscal Year 2002.

     "Moral Obligation" Financing. The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible state entities. The amount of "moral obligation" bonded indebtedness issued by State entities which was outstanding as of June 30, 2001 was $763,575,685.

     Obligations Guaranteed by the State. The New Jersey Sports and Exposition Authority ("NJSEA") has issued State guaranteed bonds of which $71,470,000 were outstanding as of June 30, 2001. To date, the NJSEA has not had a revenue deficiency requiring the State to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to the State's guarantee.

     Obligations Supported by State Revenue Subject to Annual Appropriation. The State has entered into a number of lease purchase and other contracts (collectively, the "Agreements") with several governmental authorities to secure the financing of various State projects. Under the terms of the Agreements, the State has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects. The State's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the State Legislature for such purposes. The State has no legal obligation to enact such appropriations, but has done so to date for all such obligations.

     The total amount of obligations supported by State lease purchase and other contracts subject to annual appropriation outstanding as of June 30, 2001 was $10,897,848,459.67.

New Jersey Tax Revenues.

     Sales and Use Tax. The revised estimate forecasts Sales and Use Tax collections for Fiscal Year 2001 as $5,779.0 million, a 4.9% increase from Fiscal Year 2000. The Fiscal Year 2002 estimate of $6,137.0 million is a 6.2% increase from the Fiscal Year 2001 estimate.

     Gross Income Tax. The revised estimate forecasts Gross Income Tax collections for Fiscal Year 2001 as $7,970.0 million, a 10.6% increase from Fiscal Year 2000. The Fiscal Year 2002 estimate of $8,545.1 million is a 7.2% increase from the Fiscal Year 2001 estimate.

     Corporation Business Tax. The revised estimate forecasts Corporation Business Tax collections for Fiscal Year 2001 as $1,425.9 million, a 1.8% decrease from Fiscal Year 2000. The Fiscal Year 2002 estimate of $1,854.0 million is a 30.0% increase from Fiscal Year 2001. Approximately $420 million of the anticipated increase in Corporate Business Tax collections is attributed to a change in the tax law as it relates to limited liability companies.

     General Considerations. Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

     Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where sufficient revenues are on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised his or her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

Summary of State Appropriations.

         Of the $22,920.7 million appropriated for Fiscal Year 2002 from various State funds, $9,148.1 million (39.9%) is appropriated for State Aid to Local Governments, $7,463.7 million (32.6%) is appropriated for Grants-in-Aid, $4,750.7 million (20.7%) is appropriated for Direct State Services, $493.9 million (2.2%) is appropriated for Debt Service on State general obligation bonds and $1,064.3 million (4.6%) is appropriated for Capital Construction.

     State Aid To Local Governments.

     State Aid to Local Governments is the largest portion of Fiscal Year 2002 appropriations. In Fiscal Year 2002, $9,148.1 million of the State's appropriations consist of funds which are distributed to municipalities, counties and school districts.

     The largest State Aid appropriation, in the amount of $7,259.3 million, is provided for local elementary and secondary education programs. Of this amount, $3,080.3 million is for core curriculum standards; $330.6 million is for early childhood aid; $429.1 million is Abbott v. Burke Parity Remedy aid; $303.8 million is for pupil transportation aid; $896.4 million is for special education; $97.0 million is for nonpublic school aid and $140.9 million is for debt service on school bonds. Other significant amounts are $251.8 million for supplemental core curriculum standards aid and $199.5 million for demonstrably effective program aid. In addition, $905.7 million is appropriated on behalf of school districts as the employers' share of the social security and teachers' pensions and benefits programs.

     Appropriations to the Department of Community Affairs ("DCA") total $976.0 million in State Aid monies for Fiscal Year 2002. Consolidated Municipal Property Tax Relief Aid is appropriated in the amount of $831.6 million. In addition, there is $17.4 million appropriated for housing programs, $33.8 million for the municipal block grant program, and $25.0 million for extraordinary aid.

     Appropriations for the Department of the Treasury total $520.5 million in State Aid monies for Fiscal Year 2002. The principal programs funded by these appropriations are aid to county colleges ($203.9 million); the cost of senior citizens, disabled and veterans property tax deductions and exemptions ($81.4 million) and $23.0 million for debt service for county investments in solid waste management facilities. Also, $182.0 million is appropriated for school renovations and construction funded by a portion of the increased cigarette tax ($50.0 million), lottery proceeds ($62.0 million), Tobacco Settlement Funds (65.5 million), and earnings on the Fund for Free Public Schools ($4.5 million).

     Grants-in-Aid.

     The second largest portion of appropriations in Fiscal Year 2002 is for grants-in-aid. These represent payments to individuals or public or private agencies for benefits to which a recipient is entitled to by law, or for the provision of services on behalf of the State, including medical services under Medicaid, programs for the developmentally disabled and mentally ill, other medical programs, pharmaceutical assistance, the homestead rebate program, bus and railroad subsidies, higher education building programs and prison building programs.

     Direct State Services.

     The third largest portion of appropriations in Fiscal Year 2002 is applied to Direct State Services which supports the operation of the State government's departments, the Executive Office, several commissions, the State Legislature and the Judiciary. These programs include medical support programs, workers' compensation and unemployment insurance programs, child protection programs, correctional facilities, prisoner rehabilitation programs, higher education assistance, transportation programs and environmental programs.

     Debt Service.

     The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments, and redemption premium payments, if any, required to fully pay the bonds. The appropriation for the debt service obligation on outstanding projected indebtedness is $493.9 million for Fiscal Year 2002. For additional information regarding debt service payments, see "Appropriations" above.

     Capital Construction.

     In addition to payments from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. In Fiscal Year 2002, the amount appropriated for this purpose is $1,064.3 million.

     All appropriations for such capital projects and all proposals for State bond authorization are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning. This permanent commission was established in November 1975, and is charged with the preparation of the State Capital Improvement Plan, which contains proposals for State spending for capital projects.

Budget Limitations.

     The State Constitution provides, in part, that no money shall be drawn from the State Treasury but for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

Debt Limitations.

     The State Constitution further provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein, or shall have been approved by the voters.

State Finances.

     New Jersey's Accounting System. The State prepares its financial statements on a "modified accrual" basis utilizing the fund method of accounting, pursuant to which the State establishes funds that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with special regulations, restrictions or limitations.

     The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The Appropriations Act provides the basic framework for the operation of the General Fund.

     Special Revenue Funds are used to account for resources legally restricted to expenditure for specified purposes. Debt Service Funds are used to account for the accumulation of resources for, and the payment of, principal and redemption premium, if any, and interest on general obligation bonds. Capital Project Funds are used to account for financial resources to be used for the acquisition or construction of major State capital facilities. Trust and Agency Funds are used to account for assets held in a trust capacity or as an agent for individuals, private organizations, other governments and/or other funds. The General Fixed Asset Account Group accounts for the State's fixed assets acquired or constructed for general governmental purposes. The General Long-Term Debt Account Group accounts for the unmatured general long-term liabilities of the State.

     The Property Tax Relief Fund, the largest of the Special Revenue Funds, is used to account for revenues from the New Jersey Gross Income Tax. Revenues realized from the Gross Income Tax are dedicated by the State Constitution. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the fund, pursuant to formulas established by the State Legislature, to counties, municipalities and school districts.

     New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30.

     Pursuant to Article VIII, Section II, par. 2 of the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

     In addition to the Constitutional provisions, the New Jersey Statutes contain provisions concerning the budget and appropriation system. On or before October 1 in each year, each Department, Board, Commission, Office or other Agency of the State must file with the Budget Director a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. The Budget Director may hold hearings, open to the public, during the months of October, November and December and reviews the budget requests with the agency heads. On or before December 31 of each year or such other time as the Governor may request, after review and examination, the Budget Director submits the requests, together with his or her findings, comments and recommendations, to the Governor. It is then the responsibility of the Governor to examine and consider all requests and formulate his or her budget recommendations.

     The Governor's budget message is then transmitted on or before the third Tuesday following the first meeting of the State Legislature in each year except in the year when a Governor is inaugurated, when it must be transmitted on or before February 15. The Governor's budget message must embody the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency (N.J.S.A. 52:27B-20). After a process of legislative committee review (including testimony from the State Treasurer), the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. Upon such submissions, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of his or her line-item veto power, or veto the bill in its entirety. Like any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature. In addition to anticipated revenues, the Appropriations Act also provides for the appropriation of non-budgeted revenue to the extent such revenue may be received and permits the corresponding increase of appropriation balances from which expenditures may be made.

Revenue Bonds.

     The State has created a number of State agencies and authorities that have bond issuing capacity. The purposes for which obligations may be issued by such agencies and authorities include (i) economic development, (ii) acquisition, construction, renovation, and rehabilitation of various State office buildings, historic buildings and correctional facilities, (iii) grants to the State's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication, technology and research facilities, (iv) development of the State's sports and exposition potential, (v) improvement of the State's transportation system,
(vi) preservation of open space, farmland, and historic properties, (vii) acquisition of equipment, services and real property to be used by various State agencies and departments, (viii) construction and renovation of school facilities by local school districts within the State, (ix) construction of county college facilities, and (x) aid to non-profit community mental health service providers.

     The payment of principal and interest on obligations issued by these State agencies and authorities are generally payable from the revenues derived from the operations of the facilities financed with the proceeds of such bonds (such as toll road authorities, ports, airports, sports facilities) or from the revenues derived from private companies that receive the proceeds of such bonds (such as hospitals, colleges and universities, small manufacturing businesses). Under these circumstances, the ability of the agencies and authorities to pay debt service on the bonds is dependent upon the ability to operate the facilities in a manner necessary to produce sufficient revenues or to receive sufficient amounts from the private enterprises that are the beneficiaries of the bonds.

     Under certain circumstances, agencies and authorities may enter into an Agreement with the State to secure financings. See "BONDED INDEBTEDNESS OF THE STATE - Obligations Supported by State Revenue Subject to Annual Appropriations" above.

Local Bond Law.

     The New Jersey Local Bond Law (N.J.S. ss. 40A:2-1 et seq.) governs the issuance of bonds and notes by local units (including counties) for financing improvements. The statute provides that (i) the power and obligation to pay any and all bonds and notes issued pursuant to the Local Bond Law shall be unlimited; (ii) the county or municipality shall levy ad valorem taxes upon all taxable property therein for the payment of the principal of and interest on such bonds and notes, without limitation as to rate or amount; (iii) the proceeds shall be used essentially for capital projects having useful lives of not less than five years; and (iv) after issuance, all bonds and notes shall be conclusively presumed to be fully authorized and issued under all of the laws of the State, after an estoppel period, and not subject to suit as to legality.

     Debt Limits. The debt of any county or municipality is limited by the Local Bond Law to an amount equal to 2% of its equalized valuation basis. The equalized valuation basis of the county or municipality is set by statute as the average value of all taxable real property and improvements within its boundaries as annually determined by the State Board of Taxation for each of the three most recent years. Certain categories of debt are permitted by statute to be deducted for purposes of computing the statutory debt limit.

     The debt limit of any county or municipality may be exceeded with the approval of the Local Finance Board, which is a State run entity. If all or any part of a proposed debt authorization would exceed its debt limit, any county or municipality must apply to the Local Finance Board for an extension of credit. If the Local Finance Board determines that a proposed debt authorization would materially impair the ability of any county or municipality to meet its obligations or to provide essential services, approval is denied.

     Any county or municipality must report all new authorizations of debt or changes in previously authorized debt to the Division of Local Government Services. Through annual and supplemental debt statements, the Division monitors all local borrowing. Even though a county or municipality's authorizations are within its debt limits, the Division is able to enforce state regulations as to the amounts and purposes for local borrowing.

School Bonds.

     School Debt Subject to Voter Approval. State law permits a local school district, upon approval of the voters, to authorize school district debt, up to its applicable debt limit, which is calculated as a percentage of the equalized valuation basis. If such debt is in excess of the school district debt limit, the excess is then applied to the three and one-half percent debt limit of the municipality. When this calculation results in the municipality exceeding its three and one-half percent debt limit, the State Commissioner of Education and the Local Finance Board must approve the proposed debt authorization before it is submitted to the voters.

     Each local board of education annually prepares an operating and maintenance capital outlay and debt service budget. The amounts to be raised by taxation for operating and maintenance expenses and capital outlay projects are submitted to the voters for approval. School operations are based on a July 1 through June 30 fiscal year and are accounted for in the current fund of the local board of education. Taxes for school purposes are raised on a calendar year basis.

     State law limits the annual increase of any district's net current expense budget. The Commissioner may grant a higher level of increase if he or she determines that the sums provided by the district's budget would be insufficient to meet the district's identified goals and needs, or that an anticipated enrollment increase requires additional funds. The Commissioner also reviews every proposed annual school district budget, and examines each appropriation or capital outlay against the district's identified goals and needs; if in his or her view they are insufficient, he or she may order remedial action or order a change in the district's budget. Every local board of education is required by State law to provide an annual audit of the district's accounts and financial transactions.

Qualified Bonds.

     Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, also with the Commissioner of Education, to qualify bonds pursuant to the Acts. Upon approval of such application, the State Treasurer shall withhold from certain State revenues or other State aid payable to the municipalities, or from State school aid payable to the school district, an amount sufficient to pay debt service on such bonds. These qualified bonds are not direct, guaranteed or moral obligations of the State, and debt service on such bonds will be paid by the State only to the extent that the State aid or State school aid has been appropriated by the State Legislature. As of June 30, 2001 the aggregate amount of school district and municipal qualified bonds outstanding were $296,558,950 and $831,776,517, respectively.

Litigation.

     A lawsuit was filed on December 28, 2000, in the Superior Court of Bergen County (Lonegan v. State of New Jersey, Superior Court, Law Division, Bergen County) challenging the constitutionality of laws permitting debt to be issued and secured by Agreements. The plaintiffs sought a judgment declaring the Act unconstitutional under the State Constitution. The plaintiffs alleged that the issuance of bonds contemplated by such laws involved the issuance of state debt without prior voter approval, in violation of the Debt Limitation Clause of the State Constitution. Based upon prior holdings of the New Jersey Supreme Court, the Superior Court held that the issuance of bonds by an independent agency, coupled with explicit statutory language disclaiming any obligation or liability on the part of the State regarding payment of the bonds so issued, precludes the application of the Debt Limitation Clause, since no debt of the State is created.

     On January 24, 2001, the Superior Court ruled in favor of the State by granting the State's motion for summary judgment and dismissing the complaint and upholding the constitutionality of the challenged statutes under the State Constitution. The judge specifically found that the issuance of bonds pursuant to the challenged statutes do not create a debt of the State. On January 29, 2001, the Superior Court entered an order dismissing the complaint in its entirety, and granting summary judgment in favor of the State.

     On February 5, 2001, the plaintiffs filed a Notice of Appeal with the Superior Court, Appellate Division. On February 20, 2001, the State petitioned the New Jersey Supreme Court for direct certification of the Superior Court decision. On February 22, 2001, the New Jersey Supreme Court denied direct certification but ordered an accelerated briefing and argument schedule in the Appellate Division.

     On March 9, 2001, the plaintiffs filed a notice of motion in the Appellate Division seeking injunctive relief to restrain the parties from further issuance and sale of bonds under the challenged statutes. On March 26, 2001, the Appellate Division denied the injunctive relief sought by plaintiffs.

     The Appellate Division heard oral argument on this matter on May 21, 2001. On June 27, 2001, the Appellate Division affirmed the Superior Court's decision. On July 3,

2001, the plaintiffs filed a notice of appeal as of right in New Jersey Supreme Court, where the matter remains pending.

     On August 17, 2001, the plaintiffs filed a notice of motion with the Supreme Court seeking injunctive relief to restrain the defendants from further issuance and sale of bonds under the challenged statutes, and seeking to disqualify three of the Supreme Court Justices from hearing the appeal. At the same time, plaintiffs filed their merits brief with the Supreme Court. On September 21, 2001, the Supreme Court denied both of plaintiffs' motions.

     On January 2, 2002, the Supreme Court heard oral arguments from both parties. The Court's decision will be forthcoming.

     It should be noted that it is not possible to predict with certainty the outcome of any litigation, including the litigation described above. There can be no guaranty that the New Jersey Supreme Court will uphold the decisions of the lower courts.

                                  APPENDIX E

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may be a suitable investment for a shareholder that is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding. Municipal bonds can provide double, tax-free income (exempt from regular federal and state income taxes) for residents of that state. Because the Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax, the Fund may not be a suitable investment for shareholders that are subject to the federal alternative minimum tax.

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate. According to CDA Wiesenberger, The John Nuveen Company is the leading sponsor of municipal closed-end exchange-traded bond funds measured by the number of funds (79) and fund assets under management ($31 billion) as of December 31, 2001.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.


Features of Municipal Closed-End ETFs



Monthly Dividends
Enhanced income potential through leverage*
Automatic dividend reinvestment*
Exchange listing
Widespread price visibility
Convenient intra-day trading*
Professional management
Low minimum investment



*As outlined elsewhere in this SAI, share prices will fluctuate. Systematic reinvestment does not ensure a profit, nor does it protect you against a loss in a declining market.





According to the Investment Company Institute, open-end municipal bond funds experienced positive cash inflows that totaled more than $11.6 billion in 2001. By contrast, these funds exhibited net outflows of $14.770 during calendar year 2000. [Source: Investment Company Institute, Trends in Mutual Fund Investing, December 2000 and December 2001]

As further evidence of investor demand for municipal exchange-traded closed-end funds, Nuveen and other sponsors have successfully offered about $5 billion of new municipal fund common stock during 2001, while no new closed-end municipal funds were offered in 2000.


[GRAPH APPEARS HERE]


Numbers in Billions:
                                                                                        U.S. HOUSEHOLD HOLDINGS OF BONDS
            U.S. HOUSEHOLD HOLDINGS OF BONDS             HOUSEHOLD FINANCIAL ASSETS         % HOUSEHOLD FINANCIAL ASSETS
1955:1                                 112.8                                  947.4                                 11.9
1955:2                                 114.7                                  976.1                                 11.8
1955:3                                 117.1                                 1004.2                                 11.7
1955:4                                 118.5                                 1018.9                                 11.6
1956:1                                 122.0                                 1052.0                                 11.6
1956:2                                 123.4                                 1050.9                                 11.7
1956:3                                 125.5                                 1058.2                                 11.9
1956:4                                 126.0                                 1087.8                                 11.6
1957:1                                 129.1                                 1085.2                                 11.9
1957:2                                 130.0                                 1111.7                                 11.7
1957:3                                 132.4                                 1095.4                                 12.1
1957:4                                 133.2                                 1099.0                                 12.1
1958:1                                 134.6                                 1132.8                                 11.9
1958:2                                 133.8                                 1155.0                                 11.6
1958:3                                 132.8                                 1201.8                                 11.1
1958:4                                 134.2                                 1230.0                                 10.9
1959:1                                 137.4                                 1251.6                                 11.0
1959:2                                 138.6                                 1273.6                                 10.9
1959:3                                 141.9                                 1279.5                                 11.1
1959:4                                 144.7                                 1309.8                                 11.1
1960:1                                 151.7                                 1301.4                                 11.7
1960:2                                 153.1                                 1318.4                                 11.6
1960:3                                 153.3                                 1302.9                                 11.8
1960:4                                 153.1                                 1359.4                                 11.3
1961:1                                 153.6                                 1416.2                                 10.8
1961:2                                 154.4                                 1427.4                                 10.8
1961:3                                 156.0                                 1454.3                                 10.7
1961:4                                 157.5                                 1503.9                                 10.5
1962:1                                 159.2                                 1508.5                                 10.6
1962:2                                 159.5                                 1407.3                                 11.3
1962:3                                 161.7                                 1444.2                                 11.2
1962:4                                 161.1                                 1546.8                                 10.4
1963:1                                 158.9                                 1583.6                                 10.0
1963:2                                 159.7                                 1618.6                                  9.9
1963:3                                 161.0                                 1652.4                                  9.7
1963:4                                 162.9                                 1644.8                                  9.9
1964:1                                 165.3                                 1689.0                                  9.8
1964:2                                 167.0                                 1725.3                                  9.7
1964:3                                 168.2                                 1764.3                                  9.5
1964:4                                 169.6                                 1798.4                                  9.4
1965:1                                 172.6                                 1832.5                                  9.4
1965:2                                 173.1                                 1826.3                                  9.5
1965:3                                 174.7                                 1899.6                                  9.2
1965:4                                 174.5                                 1965.3                                  8.9
1966:1                                 182.5                                 1966.7                                  9.3
1966:2                                 185.7                                 1966.2                                  9.4
1966:3                                 192.9                                 1924.2                                 10.0
1966:4                                 196.5                                 1989.2                                  9.9
1967:1                                 196.4                                 2087.8                                  9.4
1967:2                                 192.0                                 2113.8                                  9.1
1967:3                                 196.0                                 2183.8                                  9.0
1967:4                                 201.3                                 2240.1                                  9.0
1968:1                                 207.1                                 2213.3                                  9.4
1968:2                                 209.2                                 2338.8                                  8.9
1968:3                                 212.2                                 2379.9                                  8.9
1968:4                                 211.7                                 2506.4                                  8.4
1969:1                                 193.4                                 2490.9                                  7.8
1969:2                                 193.1                                 2471.3                                  7.8
1969:3                                 211.6                                 2474.6                                  8.6
1969:4                                 222.9                                 2472.4                                  9.0
1970:1                                 233.6                                 2475.1                                  9.4
1970:2                                 229.2                                 2353.3                                  9.7
1970:3                                 225.4                                 2472.8                                  9.1
1970:4                                 222.5                                 2567.0                                  8.7
1971:1                                 216.2                                 2694.5                                  8.0
1971:2                                 211.8                                 2724.4                                  7.8
1971:3                                 215.0                                 2762.9                                  7.8
1971:4                                 210.0                                 2859.4                                  7.3
1972:1                                 210.9                                 2971.9                                  7.1
1972:2                                 208.3                                 3009.0                                  6.9
1972:3                                 207.4                                 3072.0                                  6.8
1972:4                                 205.6                                 3274.5                                  6.3
1973:1                                 208.7                                 3261.3                                  6.4
1973:2                                 211.6                                 3237.6                                  6.5
1973:3                                 222.0                                 3382.5                                  6.6
1973:4                                 227.5                                 3282.2                                  6.9
1974:1                                 237.0                                 3338.2                                  7.1
1974:2                                 240.3                                 3297.3                                  7.3
1974:3                                 260.3                                 3200.3                                  8.1
1974:4                                 269.4                                 3251.8                                  8.3
1975:1                                 269.3                                 3456.1                                  7.8
1975:2                                 265.3                                 3643.5                                  7.3
1975:3                                 275.9                                 3619.2                                  7.6
1975:4                                 285.5                                 3712.9                                  7.7
1976:1                                 283.5                                 3887.6                                  7.3
1976:2                                 287.6                                 3997.2                                  7.2
1976:3                                 289.5                                 4092.7                                  7.1
1976:4                                 287.3                                 4205.9                                  6.8
1977:1                                 296.3                                 4253.4                                  7.0
1977:2                                 297.1                                 4354.4                                  6.8
1977:3                                 301.2                                 4415.5                                  6.8
1977:4                                 300.9                                 4471.5                                  6.7
1978:1                                 309.4                                 4546.2                                  6.8
1978:2                                 318.8                                 4732.2                                  6.7
1978:3                                 326.3                                 4927.4                                  6.6
1978:4                                 341.4                                 5007.4                                  6.8
1979:1                                 358.3                                 5204.8                                  6.9
1979:2                                 372.0                                 5357.5                                  6.9
1979:3                                 381.7                                 5579.8                                  6.8
1979:4                                 413.1                                 5746.4                                  7.2
1980:1                                 430.0                                 5767.2                                  7.5
1980:2                                 419.1                                 6019.5                                  7.0
1980:3                                 426.4                                 6309.1                                  6.8
1980:4                                 439.6                                 6607.2                                  6.7
1981:1                                 440.8                                 6721.1                                  6.6
1981:2                                 440.7                                 6815.6                                  6.5
1981:3                                 453.1                                 6779.1                                  6.7
1981:4                                 461.2                                 7029.7                                  6.6
1982:1                                 484.9                                 7046.9                                  6.9
1982:2                                 509.8                                 7132.4                                  7.1
1982:3                                 529.4                                 7356.0                                  7.2
1982:4                                 527.1                                 7640.9                                  6.9
1983:1                                 540.7                                 7921.5                                  6.8
1983:2                                 568.4                                 8248.0                                  6.9
1983:3                                 604.9                                 8365.4                                  7.2
1983:4                                 619.2                                 8429.2                                  7.3
1984:1                                 637.4                                 8435.3                                  7.6
1984:2                                 700.2                                 8512.1                                  8.2
1984:3                                 740.4                                 8794.9                                  8.4
1984:4                                 737.0                                 8994.3                                  8.2
1985:1                                 815.9                                 9316.6                                  8.8
1985:2                                 833.9                                 9566.4                                  8.7
1985:3                                 866.9                                 9593.3                                  9.0
1985:4                                 955.9                                10159.4                                  9.4
1986:1                                 958.9                                10595.6                                  9.1
1986:2                                 988.8                                10856.0                                  9.1
1986:3                                1025.5                                10775.9                                  9.5
1986:4                                1073.5                                11254.0                                  9.5
1987:1                                1129.0                                11904.2                                  9.5
1987:2                                1190.9                                12106.7                                  9.8
1987:3                                1244.2                                12457.0                                 10.0
1987:4                                1264.8                                11937.2                                 10.6
1988:1                                1277.6                                12293.6                                 10.4
1988:2                                1329.1                                12589.2                                 10.6
1988:3                                1400.8                                12749.4                                 11.0
1988:4                                1478.6                                13122.3                                 11.3
1989:1                                1525.6                                13438.6                                 11.4
1989:2                                1532.0                                13803.2                                 11.1
1989:3                                1564.7                                14258.9                                 11.0
1989:4                                1582.4                                14515.4                                 10.9
1990:1                                1617.3                                14513.9                                 11.1
1990:2                                1661.6                                14783.9                                 11.2
1990:3                                1731.6                                14389.6                                 12.0
1990:4                                1837.8                                14929.5                                 12.3
1991:1                                1848.9                                15511.2                                 11.9
1991:2                                1898.5                                15530.0                                 12.2
1991:3                                1934.6                                15838.6                                 12.2
1991:4                                1975.7                                16427.7                                 12.0
1992:1                                1993.2                                16420.0                                 12.1
1992:2                                2022.8                                16412.9                                 12.3
1992:3                                2058.7                                16623.7                                 12.4
1992:4                                2105.8                                17235.8                                 12.2
1993:1                                2158.7                                17570.4                                 12.3
1993:2                                2161.9                                17732.3                                 12.2
1993:3                                2134.5                                18059.8                                 11.8
1993:4                                2203.8                                18417.4                                 12.0
1994:1                                2276.7                                18362.9                                 12.4
1994:2                                2349.3                                18472.9                                 12.7
1994:3                                2394.6                                18880.8                                 12.7
1994:4                                2477.7                                19102.6                                 13.0
1995:1                                2456.2                                19680.2                                 12.5
1995:2                                2414.5                                20325.3                                 11.9
1995:3                                2485.0                                21072.8                                 11.8
1995:4                                2465.1                                21741.9                                 11.3
1996:1                                2493.7                                22399.4                                 11.1
1996:2                                2604.4                                22942.6                                 11.4
1996:3                                2650.1                                23306.2                                 11.4
1996:4                                2678.9                                24107.2                                 11.1
1997:1                                2658.3                                24261.9                                 11.0
1997:2                                2655.3                                25981.9                                 10.2
1997:3                                2663.5                                27004.6                                  9.9
1997:4                                2706.0                                27488.4                                  9.8
1998:1                                2740.8                                29279.9                                  9.4
1998:2                                2849.3                                29660.2                                  9.6
1998:3                                2859.8                                28129.0                                 10.2
1998:4                                2759.9                                30537.4                                  9.0
1999:1                                2850.1                                31245.3                                  9.1
1999:2                                2908.2                                32361.0                                  9.0
1999:3                                2970.5                                31682.6                                  9.4
1999:4                                3081.4                                35175.3                                  8.8
2000:1                                3010.3                                35967.7                                  8.4
2000:2                                3019.7                                35081.0                                  8.6
2000:3                                2986.2                                34975.3                                  8.5
2000:4                                2980.6                                33351.6                                  8.9
2001:1                                2905.7                                31628.1                                  9.2
2001:2                                2740.0                                32203.6                                  8.5
2001:3                                2726.8                                30403.0                                  9.0

                  Household Financial Assets                          30.4 trillion
                         Fixed-Income Assets                           2.7 trillion
                Value of 1% shift into bonds                            304 billion

                          [GRAPH APPEARS HERE]

1994                                  2276.7                                18362.9                                 12.4
1994                                  2349.3                                18472.9                                 12.7
1994                                  2394.6                                18880.8                                 12.7
1994                                  2477.7                                19102.6                                 13.0
1995                                  2456.2                                19680.2                                 12.5
1995                                  2414.5                                20325.3                                 11.9
1995                                  2485.0                                21072.8                                 11.8
1995                                  2465.1                                21741.9                                 11.3
1996                                  2493.7                                22399.4                                 11.1
1996                                  2604.4                                22942.6                                 11.4
1996                                  2650.1                                23306.2                                 11.4
1996                                  2678.9                                24107.2                                 11.1
1997                                  2658.3                                24261.9                                 11.0
1997                                  2655.3                                25981.9                                 10.2
1997                                  2663.5                                27004.6                                  9.9
1997                                  2706.0                                27488.4                                  9.8
1998                                  2740.8                                29279.9                                  9.4
1998                                  2849.3                                29660.2                                  9.6
1998                                  2859.8                                28129.0                                 10.2
1998                                  2759.9                                30537.4                                  9.0
1999                                  2850.1                                31245.3                                  9.1
1999                                  2908.2                                32361.0                                  9.0
1999                                  2970.5                                31682.6                                  9.4
1999                                  3081.4                                35175.3                                  8.8
2000                                  3010.3                                35967.7                                  8.4
2000                                  3019.7                                35081.0                                  8.6
2000                                  2986.2                                34975.3                                  8.5
2000                                  2980.6                                33351.6                                  8.9
2001                                  2905.7                                31628.1                                  9.2
2001                                  2740.0                                32203.6                                  8.5



According to data from the Federal Reserve, the overall percentage of bonds held in individual investors' portfolios has decreased over the past seven years. [Source: Federal Reserve Flow of Funds, Q3 2001]. This chart compares the aggregate amount of all fixed-income securities held by households with the total value of all household investments for the specific quarterly time periods shown. The quarter-to-quarter values and trends depicted here are not necessarily representative of other time periods. No representation is made, nor should any inference be drawn, to any standard, correct or historical average amount of household fixed-income investment.


Municipal Bond/Equity Portfolios May
Provide Attractive Returns and Reduced Risk


Nuveen research shows that, over the past 20 years, a portfolio of 20% municipal bonds and 80% stocks produced 99% of the annual after-tax return of an all-equity portfolio, with measurably less risk.





These conclusions are based on research done by Nuveen Investments using the following portfolio assumptions: Municipal bonds are represented by the Lehman Brothers Long Municipal Index. Treasury Bonds are represented by Lehman Brothers Long Treasury Index. Equities are the S&P 500 stocks as tracked by the Ibbotson Associates Large Company Stock Index. It is not possible to invest directly in any of these indexes. Hypothetical portfolios using varying percentages of municipal bonds and equities, in each case totaling 100%, were constructed, and the investment results and volatility determined for every year from 1982 through 2001.

All investment income generated by the portfolio was considered to be reinvested annually, along with the after-tax proceeds of an arbitrarily assumed 20% annualized turnover rate. The allocation between the two assets was allowed to fluctuate within a 5% band around its target before rebalancing. No provision was made for investment fees or commissions. Investment income was taxed at the historically appropriate rate for an individual with $100,000 in taxable income in year 2001 dollars. Net capital gains taxes, if any, were deducted at the rate appropriate for the period. At the end of 2001, the portfolios were fully liquidated to recognize the existing tax liability.


This study was based on historical data gathered from sources Nuveen Investments considers to be reliable and consistent. The results produced by this study in no way should be considered representative of the past performance of any actual investment product or predictive of future investment expectations and performance for the municipal market or any actual investment products.


20 Yr. Horizon Data Tables
1-Balanced Portfolios with Large Cap Equities
After-Tax Returns


[GRAPH APPEARS HERE]


 Bond           Long Municipals         Long Treasuries         Long Corporates
Portion        Risk       Return       Risk       Return       Risk       Return
   0%         15.29%      11.94%      15.29%      11.94%      15.29%      11.94%
   5%         14.65%      11.94%      14.67%      11.82%      14.67%      11.81%
  10%         14.03%      11.89%      14.06%      11.66%      14.06%      11.65%
  15%         13.42%      11.85%      13.48%      11.50%      13.47%      11.49%
  20%         12.81%      11.79%      12.91%      11.33%      12.88%      11.31%
  25%         12.22%      11.74%      12.37%      11.16%      12.31%      11.14%
  30%         11.64%      11.67%      11.85%      10.98%      11.74%      10.96%
  35%         11.08%      11.61%      11.36%      10.79%      11.20%      10.77%
  40%         10.55%      11.54%      10.90%      10.60%      10.68%      10.58%
  45%         10.04%      11.46%      10.49%      10.40%      10.18%      10.39%
  50%          9.56%      11.38%      10.12%      10.20%       9.72%      10.19%
  55%          9.12%      11.30%       9.80%      10.00%       9.29%       9.99%
  60%          8.72%      11.21%       9.53%       9.79%       8.89%       9.79%
  65%          8.37%      11.12%       9.33%       9.58%       8.54%       9.58%
  70%          8.07%      11.03%       9.19%       9.37%       8.24%       9.38%
  75%          7.83%      10.94%       9.11%       9.15%       8.00%       9.17%
  80%          7.65%      10.84%       9.10%       8.94%       7.81%       8.96%
  85%          7.54%      10.74%       9.16%       8.72%       7.68%       8.75%
  90%          7.50%      10.64%       9.28%       8.50%       7.62%       8.54%
  95%          7.53%      10.54%       9.46%       8.28%       7.63%       8.34%
 100%          7.63%      10.43%       9.70%       8.05%       7.70%       8.11%


     Market price is affected by many factors, including market interest rates, income tax rates, the common shares' net asset value and dividend stability, the portfolio's duration, call protection and credit quality, analyst recommendations, and other market factors. Any of these factors individually or collectively may, at any given time, be as or more important to market price than annualized dividend rates. A positive correlation does not necessarily mean that higher dividends cause or result in higher market prices, and you should not assume that any particular level of dividends will result in any particular market price. In addition, the positive correlation between dividends and market price of this group of funds does not necessarily mean that every fund in the group exhibits a positive correlation between dividend and market price, and it is possible that the Fund may not exhibit such a correlation. There can be no assurance that the correlation suggested by the above data will continue in the future.

On Average Nuveen Funds Have Traded At Greater Premiums or Smaller Discounts than Competing Funds



[Graph Appears Here]


28-Jun-96       0.044572079
 5-Jul-96       0.042336686
12-Jul-96       0.046633142
19-Jul-96       0.046412596
26-Jul-96       0.046913793
 2-Aug-96       0.042839559
 9-Aug-96       0.044755029
16-Aug-96       0.043179598
23-Aug-96       0.043758381
30-Aug-96       0.042936303
 6-Sep-96       0.041913793
13-Sep-96       0.044113506
20-Sep-96       0.043598898
27-Sep-96       0.042846126
 4-Oct-96       0.046550393
11-Oct-96       0.04325735
18-Oct-96       0.04116951
25-Oct-96       0.044694979
 1-Nov-96       0.042641379
 8-Nov-96       0.043968421
15-Nov-96       0.042849728
22-Nov-96       0.040592257
29-Nov-96       0.041107804
 6-Dec-96       0.038137689
13-Dec-96       0.037551361
20-Dec-96       0.034563339
27-Dec-96       0.043577132
 3-Jan-97       0.041022747
10-Jan-97       0.041572293
17-Jan-97       0.041860617
24-Jan-97       0.040527284
31-Jan-97       0.037549788
 7-Feb-97       0.033932486
14-Feb-97       0.033059528
21-Feb-97       0.03422069
28-Feb-97       0.034364912
 7-Mar-97       0.033644283
14-Mar-97       0.03599516
21-Mar-97       0.036175318
27-Mar-97       0.039503811
 4-Apr-97       0.040944707
11-Apr-97       0.041985239
18-Apr-97       0.041149304
25-Apr-97       0.039921718
 2-May-97       0.041944484
 9-May-97       0.042504206
16-May-97       0.039914924
23-May-97       0.04066186
30-May-97       0.041939438
 6-Jun-97       0.042596972
13-Jun-97       0.041836097
20-Jun-97       0.040601538
27-Jun-97       0.040865297
 3-Jul-97       0.044411539
11-Jul-97       0.037568569
18-Jul-97       0.034234
25-Jul-97       0.038522115
 8-Aug-97       0.035379787
15-Aug-97       0.03273153
22-Aug-97       0.04029108
29-Aug-97       0.037233259
 5-Sep-97       0.041429825
12-Sep-97       0.042412528
19-Sep-97       0.042494317
26-Sep-97       0.043137061
 3-Oct-97       0.041079948
10-Oct-97       0.036549511
17-Oct-97       0.037820911
24-Oct-97       0.036572942
31-Oct-97       0.036296244
 7-Nov-97       0.036971035
14-Nov-97       0.037746733
21-Nov-97       0.036235724
28-Nov-97       0.034928058
 5-Dec-97       0.03759602
12-Dec-97       0.03694678
19-Dec-97       0.039660897
26-Dec-97       0.039236665
 2-Jan-98       0.039619687
 9-Jan-98       0.044366773
16-Jan-98       0.038933121
23-Jan-98       0.037478394
30-Jan-98       0.040981632
 6-Feb-98       0.044253503
13-Feb-98       0.048217687
20-Feb-98       0.045418904
27-Feb-98       0.045606483
 6-Mar-98       0.05044092
13-Mar-98       0.053888158
20-Mar-98       0.054673246
27-Mar-98       0.053675439
 3-Apr-98       0.055637624
 9-Apr-98       0.052235894
17-Apr-98       0.054192034
24-Apr-98       0.050518374
 8-May-98       0.049896385
15-May-98       0.051353821
22-May-98       0.051483104
29-May-98       0.045881903
 5-Jun-98       0.055602496
12-Jun-98       0.055573296
19-Jun-98       0.053353468
26-Jun-98       0.050081479
 2-Jul-98       0.050875309
10-Jul-98       0.05453185
17-Jul-98       0.049196788
24-Jul-98       0.048390204
31-Jul-98       0.051474744
 7-Aug-98       0.049411162
14-Aug-98       0.049813964
21-Aug-98       0.05188779
28-Aug-98       0.051906354
 4-Sep-98       0.050087127
11-Sep-98       0.04917935
18-Sep-98       0.046593528
25-Sep-98       0.047709123
 2-Oct-98       0.057751133
 9-Oct-98       0.054570175
16-Oct-98       0.056760965
23-Oct-98       0.048675439
30-Oct-98       0.049666667
 6-Nov-98       0.046473684
20-Nov-98       0.043697368
27-Nov-98       0.042625
 4-Dec-98       0.048682018
11-Dec-98       0.047938596
18-Dec-98       0.045574561
24-Dec-98       0.044484649
 8-Jan-99       0.040269737
15-Jan-99       0.032574561
22-Jan-99       0.032019737
29-Jan-99       0.032486842
 5-Feb-99       0.042296053
12-Feb-99       0.042750239
19-Feb-99       0.043902073
26-Feb-99       0.044498884
 5-Mar-99       0.04725933
19-Mar-99       0.054052316
26-Mar-99       0.053597122
 1-Apr-99       0.058263788
 9-Apr-99       0.049830129
16-Apr-99       0.059694926
23-Apr-99       0.060500788
30-Apr-99       0.059889169
 7-May-99       0.057512974
14-May-99       0.056063872
21-May-99       0.051220927
28-May-99       0.05302889
 4-Jun-99       0.05539521
11-Jun-99       0.057811171
18-Jun-99       0.06445
25-Jun-99       0.067863095
 2-Jul-99       0.068096429
 9-Jul-99       0.071166667
16-Jul-99       0.076167857
23-Jul-99       0.081947619
30-Jul-99       0.082119048
 6-Aug-99       0.077934884
20-Aug-99       0.07645155
27-Aug-99       0.074089922
 3-Sep-99       0.074571839
10-Sep-99       0.076186207
17-Sep-99       0.069099425
24-Sep-99       0.070118571
 1-Oct-99       0.055396667
 8-Oct-99       0.063321841
15-Oct-99       0.060172669
22-Oct-99       0.057560767
29-Oct-99       0.056708398
 5-Nov-99       0.057400231
12-Nov-99       0.052517238
19-Nov-99       0.052458398
26-Nov-99       0.050856895
10-Dec-99       0.029167111
17-Dec-99       0.022930972
23-Dec-99       0.031247988
31-Dec-99       0.030041852
 7-Jan-00       0.034098191
14-Jan-00       0.02985598
21-Jan-00       0.030763375
28-Jan-00       0.036890351
 4-Feb-00       0.043249219
11-Feb-00       0.042941578
18-Feb-00       0.037741596
25-Feb-00       0.037772843
 3-Mar-00       0.031488401
10-Mar-00       0.035108011
17-Mar-00       0.040553742
24-Mar-00       0.046507843
31-Mar-00       0.0504471
 7-Apr-00       0.047919915
14-Apr-00       0.045770233
20-Apr-00       0.041533157
28-Apr-00       0.041838665
 5-May-00       0.046265678
12-May-00       0.042325106
19-May-00       0.046130932
26-May-00       0.04666536
 2-Jun-00       0.047785911
 9-Jun-00       0.049809534
16-Jun-00       0.048623199
23-Jun-00       0.044137394
30-Jun-00       0.040320869
 7-Jul-00       0.045994597
14-Jul-00       0.038319492
21-Jul-00       0.037719386
28-Jul-00       0.042682839
 4-Aug-00       0.044612288
11-Aug-00       0.042435805
18-Aug-00       0.037838661
25-Aug-00       0.040834263
 1-Sep-00       0.043817958
 8-Sep-00       0.042935636
15-Sep-00       0.038175499
22-Sep-00       0.041251663
29-Sep-00       0.040976185
 6-Oct-00       0.04203186
13-Oct-00       0.031649968
20-Oct-00       0.034736966
27-Oct-00       0.044490667
 3-Nov-00       0.052386183
17-Nov-00       0.053132482
24-Nov-00       0.054112744
 1-Dec-00       0.023133662
 8-Dec-00       0.048791139
15-Dec-00       0.051525316
22-Dec-00       0.048712615
29-Dec-00       0.051922656
 5-Jan-01       0.058615104
12-Jan-01       0.056114246
19-Jan-01       0.054739501
26-Jan-01       0.055520134
 2-Feb-01       0.058139048
 9-Feb-01       0.051868149
16-Feb-01       0.051985582
23-Feb-01       0.054773168
 2-Mar-01       0.037264033
 9-Mar-01       0.056907458
16-Mar-01       0.05181887
23-Mar-01       0.046485198
30-Mar-01       0.051052429
 6-Apr-01       0.053114011
12-Apr-01       0.057032542
20-Apr-01       0.057815266
27-Apr-01       0.058606757
 4-May-01       0.073973346
11-May-01       0.047453979
18-May-01       0.072847939
25-May-01       0.068227804
 1-Jun-01       0.071706711
 8-Jun-01       0.071167402
15-Jun-01       0.062091156
22-Jun-01       0.072736735
29-Jun-01       0.060622449
 6-Jul-01       0.075916
13-Jul-01       0.061898
20-Jul-01       0.073488
27-Jul-01       0.072848
 3-Aug-01       0.072396
10-Aug-01       0.071645
17-Aug-01       0.069541
24_Aug-01       0.067018
31-Aug-01       0.056737
 7-Sep-01       0.061211
10-Sep-01       0.0605
21-Sep-01       0.055704
28-Sep-01       0.054845
 5-Oct-01       0.057874
12-Oct-01       0.053677
19-Oct-01       0.053425
26-Oct-01       0.056936
 2-Nov-01       0.055613
 9-Nov-01       0.053192
16-Nov-01       0.051534
23-Nov-01       0.056095
30-Nov-01       0.057148
 7-Dec-01       0.061395
14-Dec-01       0.064372
21-Dec-01       0.057279
28-Dec-01       0.055627
 4-Jan-02       0.051193
11-Jan-02       0.053965
18-Jan-02       0.053611
25-Jan-02       0.039327
 1-Feb-02       0.034753



This chart shows the week-by-week difference between the average premium or discount for all Nuveen municipal closed-end funds and all non-Nuveen municipal closed-end funds as reported by Lipper for the five-year period from September 27, 1996 through February 1, 2002. The weekly averages include all Nuveen and non-Nuveen funds in existence during that week over the course of this measurement period. As of February 1, 2002, there were 71 Nuveen funds and 146 non-Nuveen funds included in the Lipper database. Past trading history is no guarantee of future results, and is no guarantee of how these new
Funds may trade.


Nuveen New Jersey Dividend Advantage Municipal Fund 2            Common Shares



                  ------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  ------------------------------------------

                                ___________, 2002

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

     1.  Financial Statements:

     Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed with this Pre-effective Amendment to the Registration Statement.

     2.  Exhibits:



a. Declaration of Trust dated April 19, 2001. Filed on October 19, 2001 as Exhibit a to Registrant's Registration Statement on Form N-2 (File No. 333-71922) and incorporated herein by reference.*

b. By-Laws of Registrant. Filed on October 19, 2001 as Exhibit b to Registrant's Registration Statement on Form N-2 (File No. 333-71922) and incorporated herein by reference.*


c.   None.

d. Form of Share Certificate. Filed on February 20, 2002 as Exhibit d to Registrant's Registration Statement on Form N-2 (File No 333-71922) and incorporated herein by reference.*

e.   Terms and Conditions of the Dividend Reinvestment Plan.


f.   None.

g. Investment Management Agreement between Registrant and Nuveen Advisory Corp. dated February 20, 2002.

h.1  Form of Underwriting Agreement.

h.2  Form of Master Selected Dealer Agreement.

h.3  Form of Master Agreement Among Underwriters.

h.4  Form of Dealer Letter Agreement.

i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.

j. Exchange Traded Fund Custody Agreement between Registrant and JPMorgan Chase Bank dated February 19, 2002.

k.1 Shareholder Transfer Agency Agreement between Registrant and JPMorgan Chase Bank dated February 19, 2002.

k.2 Expense Reimbursement Agreement between Registrant and Nuveen Advisory Corp. dated February 20, 2002.

l.1 Opinion and consent of Bell, Boyd & Lloyd LLC. Filed on February 20, 2002 as Exhibit 1.1 to Pre-effective Amendment No.1 to Registrant's Registration Statement on Form N-2 (File No. 333-71922) and incorporated herein by reference.*

l.2  Opinion and consent of Bingham Dana LLP. Filed on February 20, 2002 as
     Exhibit 1.2 to Pre-effective Amendment No.1 to Registrant's Registration Statement on Form N-2 (File No. 333-71922) and incorporated herein by reference.*

1.3  Consent of Bell, Boyd & Lloyd LLC.

1.4  Consent of Bingham Dana LLP.


m.   None.

n.   Consent of Ernst & Young LLP.

o.   None.


p.   Subscription Agreement of Nuveen Advisory Corp. dated March 7, 2002.


q.   None.


r.1 Code of Ethics of Nuveen Advisory Corp. Filed on October 19, 2001 as Exhibit r to Registrant's Registration Statement on Form N-2 (File No. 333-71922) and incorporated herein by reference.*

r.2 Code of Ethics of Solomon Smith Barney Inc. Filed on February 20, 2002 as Exhibit r.2 to Registrants Registration Statement on Form N-2 (File No. 333-71922) and incorporated herein by reference.*


s.   Powers of Attorney.
___________________
 * Previously filed.


Item 25: Marketing Arrangements


See Sections 2, 3 and 5(n) of the Underwriting Agreement filed as Exhibit
h.1 to this Registration Statement.

See the Introductory Paragraph of the Form of Master Selected Dealer Agreement filed as Exhibit h.2 to this Registration Statement.

See Introductory Paragraphs and Sections 1, 3, 5, 6 and 7 of the Form of Master Agreement Among Underwriters filed as Exhibit h.3 to this Registration Statement.

See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the Underwriters filed as Exhibit h.4 to this Registration Statement.

Item 26: Other Expenses of Issuance and Distribution*




     Securities and Exchange Commission fees                           6,624
     National Association of Securities Dealers, Inc. fees             7,700
     Printing and engraving expenses
     Legal Fees                                                      115,000
     American Stock Exchange listing fees                             65,000
     Accounting expenses                                               5,000
     Blue Sky filing fees and expenses                                65,000
     Transfer agent fees                                               5,000
     Miscellaneous expenses                                            7,500
                                                                     -------
          Total                                                     $276,824*
                                                                     =======

------------


     * Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily net assets for the first 5 full years of the Fund's operations, .25% of average daily net assets in year 6, ..20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10. Without the reimbursement, "Total Net Annual Expenses" would be estimated to be 1.38% of average daily net assets attributable to Common Shares and .90% of average daily net assets. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share (.20% of offering price).


Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28: Number of Holders of Securities




     At March 24, 2002



                                                          Number of
                Title of Class                         Record Holders
                --------------                         --------------
       Common Shares, $0.01 par value                         1


Item 29: Indemnification

     Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii) by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

     As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

     Section 8 of the Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities
Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser

     Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Municipal Trust. Nuveen Advisory Corp. also serves as investment adviser to the following closed-end management type investment companies other than the Registrant: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen New York Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund,

Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured New York Premium Income Municipal Fund 2, Nuveen Michigan Premium Income Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Muncipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2 and Nuveen Virginia Dividend Advantage Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part A of this Registration Statement.

Item 31: Location of Accounts and Records

     Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

     JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp.

Item 32: Management Services

         Not applicable.

Item 33: Undertakings

     1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 25th day of March, 2002.

                                    NUVEEN NEW JERSEY DIVIDEND
                                    ADVANTAGE MUNICIPAL FUND 2

                                    /s/ Gifford R. Zimmerman

                                    ________________________________________
                                    Gifford R. Zimmerman, Vice President and
                                    Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



        Signature                         Title                               Date
        ---------                         -----                               ----

/s/ Stephen D. Foy              Vice President and Controller            March 25, 2002
--------------------            (Principal Financial and
    Stephen D. Foy              Accounting Officer)

                               Chairman of the Board and
Timothy R. Schwertfeger*        Trustee (Principal Executive      By: /s/ Gifford R. Zimmerman
                                Officer)                              --------------------------
                                                                          Gifford R. Zimmerman
                                                                          Attorney-In-Fact
                                                                          March 25, 2002

Robert P. Bremner*              Trustee

Lawrence H. Brown*              Trustee

Anne E. Impellizzeri*           Trustee

Peter R. Sawers*                Trustee

William J. Schneider*           Trustee

Judith M. Stockdale*            Trustee

    *Original powers of attorney authorizing Jessica R. Droeger and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registration Statement is filed, have been executed and filed as an exhibit.

                               INDEX TO EXHIBITS

a.   Declaration of Trust dated April 19, 2001.*
b.   By-Laws of Registrant.*
c.   None.
d.   Form of Share Certificate.*
e.   Terms and Conditions of the Dividend Reinvestment Plan.
f.   None.
g.   Investment Management Agreement between Registrant and Nuveen
     Advisory Corp. dated February 20, 2002.
h.1  Form of Underwriting Agreement.
h.2  Form of Master Selected Dealer Agreement.
h.3  Form of Master Agreement Among Underwriters.
h.4  Form of Dealer Letter Agreement.
i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.
j. Exchange Traded Fund Custody Agreement between Registrant and JPMorgan Chase Bank dated February 19, 2002.
k.1 Shareholder Transfer Agency Agreement between Registrant and JPMorgan Chase Bank dated February 19, 2002.
k.2  Expense Reimbursement Agreement between Registrant and Nuveen
     Advisory Corp. dated February 20, 2002.
l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.*
l.2  Opinion and consent of Bingham Dana LLP.*
1.3  Consent of Bell, Boyd & Lloyd LLC.
1.4  Consent of Bingham Dana LLP.
m.   None.
n.   Consent of Ernst & Young LLP.
o.   None.
p.   Subscription Agreement of Nuveen Advisory Corp. dated March 7, 2002.
q.   None
r.1  Code of Ethics of Nuveen Advisory Corp.*
r.2  Code of Ethics of Salomon Smith Barney Inc.*
s.   Powers of Attorney.
___________________
 *  Previously filed.